UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Global Industrial Company
(Name of Registrant as Specified in Its Charter)

________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 23, 2025

Dear Fellow Stockholders:

We are pleased to invite you to attend virtually the 2025 Annual Meeting of Stockholders (the "Annual Meeting") of Global Industrial Company on Monday, June 2, 2025 at 12:00 p.m. Eastern Time. The Annual Meeting will be exclusively conducted via live audio webcast, a format designed to improve stockholder access, and save Global Industrial and our stockholders time and money.

At the Annual Meeting, stockholders will vote on the matters described in the accompanying Notice of 2025 Annual Meeting of Stockholders and Proxy Statement and any other matters properly brought before the Annual Meeting.

As in prior years, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time, lowering the costs and reducing the environmental impact of the Annual Meeting.

The Notice of 2025 Annual Meeting of Stockholders on the following page contains instructions on how to vote by Internet, by telephone or, if you received a proxy card, by mail.

Please take the time to carefully read the Notice of 2025 Annual Meeting of Stockholders and Proxy Statement that follow. Whether or not you plan to attend the Annual Meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or, if you received a proxy card, by signing and dating your proxy card and returning it by mail in the enclosed postage-paid envelope.

We look forward to your participation in the Annual Meeting.

Sincerely,
Richard B. Leeds
Executive Chairman

Global Industrial Company
11 Harbor Park Drive
Port Washington, NY 11050

Notice of 2025 Annual Meeting of Stockholders

Date and Time:	Monday, June 2, 2025 at 12:00 p.m. Eastern Time

Location:
The annual meeting of stockholders (the "Annual Meeting") of Global Industrial Company (the "Company" or "Global Industrial") will be a completely virtual meeting of stockholders, which will be held via live audio webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GIC2025, and using your 16-digit control number. Because the Annual Meeting is virtual and being held via live webcast, stockholders will not be able to attend the Annual Meeting in person. Details regarding how to participate in the Annual Meeting online are more fully described in the Proxy Statement.

Purpose:	(1)To vote on the election of the eight director nominees named in the Proxy Statement.

(2)To vote on the ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2025.

(3)To vote on an advisory (non-binding) basis on the compensation of the Company's named executive officers.

(4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who may vote:	Stockholders of record at the close of business on April 10, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement.

By order of the Board of Directors,
Adina G. Storch, Esq.
Senior Vice President, General Counsel and Corporate Secretary
April 23, 2025

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 2, 2025. The Notice of the 2025 Annual Meeting of Stockholders, the Proxy Statement and the 2024 Annual Report are available at www.proxyvote.com or on our website at www.globalindustrial.com.

Global Industrial Company 2025 Proxy Statement

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Proxy Statement Executive Summary
The following is a summary which highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you are urged to read the entire Proxy Statement carefully before voting.
Information About Our 2025 Annual Meeting of Stockholders

DATE AND TIME:	Monday, June 2, 2025 at 12:00 p.m. Eastern Time
LOCATION:	Visit www.virtualshareholdermeeting.com/GIC2025 and use your 16-digit control number
RECORD DATE:	Thursday, April 10, 2025
Items of Business and Board of Directors' Vote Recommendations

Proposal		Board Vote Recommendation	Page Number
Proposal 1:	To elect eight directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualify	✓ FOR each director nominee	Page 10
Proposal 2:	To ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2025	✓ FOR	Page 55
Proposal 3:	Advisory (non-binding) vote to approve the compensation of the Company's named executive officers	✓ FOR	Page 57
Our Directors (Pages 10-13)

Name	Age	Director Since	Independent	AC	CC	N/CGC	EC
Richard B. Leeds(1)	65	1995	No
Bruce Leeds	69	1995	No
Robert Leeds	69	1995	No
Anesa T. Chaibi(2)	58	2025	No
Chad M. Lindbloom(3)	60	2017	Yes	C	C
Gary S. Michel(3)	62	2024	Yes
Paul S. Pearlman(3)	71	2019	Yes
Robert D. Rosenthal(3)	76	1995	Yes			C
(1)    Executive Chairman of the Board
(2)    Chief Executive Officer
(3)    Audit Committee Financial Expert
KEY: AC = Audit Committee CC = Compensation Committee
N/CGC = Nominating/Corporate Governance Committee EC = Executive Committee
= Member C = Chair

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Information About Our Board and Principal Committees (Pages 21-23)

	Number of Members	Independent	Number of Meetings During 2024
Full Board of Directors	8	50%	12
Audit Committee	4	100%	13
Compensation Committee	4	100%	5
Nominating/Corporate Governance Committee	3	100%	4

Our Corporate Governance (Page 14)
We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Please refer to the table on page 14 of this Proxy Statement for a more detailed description of our corporate governance practices.

WHAT WE DO:		WHAT WE DON'T DO:
✓	All Board Committees Composed 100% of Independent Directors	X	No Supermajority Voting Requirements
✓	Active Board and/or Committee Oversight of Risk Management, Cybersecurity and Artificial Intelligence	X	No Poison Pill
✓	Annual Say-on-Pay Vote	X	No Classified Board
✓	Lead Independent Director and Regular Executive Sessions of Independent Directors	X	No Material Restrictions on Stockholder Rights
✓	Annual Board and Committee Self-Evaluations	X	No Overboarded Directors

Our Pay and Governance Practices (Page 30)
Our commitment to good governance is further reflected in our executive compensation philosophy designed to reinforce alignment between pay and performance. Our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests. Please refer to the table on page 30 of this Proxy Statement for a more detailed description of our pay and governance practices.

WHAT WE DO:		WHAT WE DON'T DO:
✓	Pay for Performance Alignment	X	No Dividends on Unearned Performance-Based Equity Awards
✓	Caps on Payouts of Annual Non-Equity Incentive Compensation	X	No Stock Trading Plans Without Committee Approval and Oversight
✓	Adoption of Minimum Stock Ownership Requirements for Our Executive Officers and Non-Management Directors to Reinforce Alignment with Stockholders	X	No Compensation or Incentives that Encourage Unnecessary or Excessive Risk-Taking
✓	Independent Compensation Committee Advised by Independent Compensation Consultant	X	No Supplemental Retirement Benefits for Executives
✓	Maintain Stockholder Engagement Program	X	No Liberal Share Recycling under Equity Compensation Plans

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Independent Auditor (Page 55)
Ernst & Young LLP, an independent registered public accounting firm, served as the Company's independent auditor for fiscal year 2024. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal year 2025. Although it is not required to do so, the Board is submitting the Audit Committee’s selection of the Company's independent auditor for ratification by the stockholders at the Annual Meeting in order to ascertain the view of our stockholders regarding such selection. Below is summary information about the fees billed to us by Ernst & Young LLP for services during fiscal years 2024 and 2023, all of which were pre-approved by the Audit Committee:

Fee Category	2024 ($)	2023 ($)
Audit fees(1)	1,623,266	1,550,000
Audit-related fees(2)	607,721	0
Tax fees(3)	0	0
All other fees(4)	0	0
Total	2,230,987	1,550,000
(1)In accordance with the SEC’s definitions and rules, “audit fees” are fees that were billed to Global Industrial by Ernst & Young LLP for the audit of our annual financial statements, to be included in the Form 10-K, and review of financial statements included in the Form 10-Qs; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting, including services in connection with assisting Global Industrial in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.
(3)Ernst & Young LLP did not provide any professional services for tax compliance, planning or advice in 2024 or 2023.
(4)     Consists of fees billed for other professional services rendered to the Company.

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PROXY STATEMENT

General Information
These proxy materials are being furnished to solicit proxies on behalf of the Board of Directors of Global Industrial Company for use at the Annual Meeting of Stockholders to be held virtually via live audio webcast on Monday, June 2, 2025 at 12:00 p.m. Eastern Time, or at any adjournments or postponements thereof.

The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/GIC2025 (the "Annual Meeting Website"), where you will be able to listen to and participate in the Annual Meeting live, submit questions and vote online.

These proxy materials include our Proxy Card, the Notice of 2025 Annual Meeting of Stockholders and Proxy Statement. These proxy materials and the Annual Report to Stockholders for the fiscal year ended December 31, 2024 (the "2024 Annual Report") are being sent or made available to our stockholders commencing on April 23, 2025.
Notice of Internet Availability of Proxy Materials
We have implemented the Securities and Exchange Commission's “Notice Only” rule that allows us to furnish our proxy materials over the Internet to our stockholders instead of mailing paper copies. As a result, beginning on or about April 23, 2025, we mailed to our stockholders of record on April 10, 2025 a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials over the Internet and vote online. By furnishing a Notice and access to our proxy materials by the Internet, we are lowering the costs and reducing the environmental impact of the Annual Meeting.
The Notice is not a proxy card and cannot be used to vote your shares. If you received a Notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to in the Notice.
If you own shares of common stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one Notice. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.
Record Date
We have fixed the close of business on April 10, 2025 as the record date for determining our stockholders entitled to Notice of and to vote at the Annual Meeting.
On that date, we had 38,361,103 shares of common stock outstanding. Stockholders as of the record date will have one vote per share on each voting matter.
Quorum
The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present virtually or represented by proxy, is necessary to constitute a quorum.

Abstentions and “broker non-votes” (discussed below) will be counted as present for purposes of establishing a quorum.

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How to Vote
Stockholders of record. If you are a “stockholder of record” (meaning your shares are registered in your name with our transfer agent, Broadridge) as of the close of business on April 10, 2025 (the record date for the Annual Meeting) you may vote either virtually at the Annual Meeting or by proxy.

During the Annual Meeting, you will be able to vote through the virtual portal at www.virtualshareholdermeeting.com/GIC2025.

If you decide to vote by proxy, you may do so in any one of the following three ways:

You may vote your shares 24 hours a day by logging on to a secure website, www.proxyvote.com, and following the instructions provided. You will need to enter the identifying information that appears on your proxy card or the Notice. The Internet voting system allows you to confirm that your votes were properly recorded.

You may vote your shares 24 hours a day by calling the toll free number (800) 690-6903, and following instructions provided by the recorded message. You will need to enter the identifying information that appears on your proxy card or the Notice. As with the Internet voting system, you will be able to confirm that your votes were properly recorded.

If you received a proxy card, you may mark, sign and date your proxy card and return it by mail in the enclosed postage-paid envelope.

Proxies submitted over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern Time on June 1, 2025.

Beneficial owners. If, like most stockholders, you are a beneficial owner of shares held in “street name” (meaning a broker, bank or other nominee holds shares on your behalf), you may vote virtually at the Annual Meeting only if you obtain a legal proxy from the nominee that holds your shares. Alternatively, you may vote by completing, signing and returning the voting instruction form that the nominee provides to you or by following any telephone or Internet voting instructions described on the voting instruction form, the Notice or other materials that the nominee provides to you.

No matter in what form you own your shares, we encourage you to vote promptly.
About the Virtual Annual Meeting
The Annual Meeting will be a completely virtual meeting of stockholders held exclusively by a live audio webcast, a format designed to improve stockholder access, and save the Company and our stockholders time and money. In addition to online attendance, our meeting format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the Annual Meeting and vote online during the open poll section of the Annual Meeting.

If you are a stockholder of record as of the close of business on April 10, 2025, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/GIC2025. You will need to enter the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials (the "Control Number").

If you are a stockholder holding your shares in “street name” as of the close of business on April 10, 2025, you may gain access to the Annual Meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee holder. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your broker, bank or other nominee holder.

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The Annual Meeting will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 11:45 a.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/GIC2025, or you may type it into the dialog box provided at any point during the Annual Meeting (until the floor is closed to questions). During the Annual Meeting, we will answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. Stockholder questions may be submitted in the field provided in the Annual Meeting Website at or before the time that matters are brought before the Annual Meeting for consideration.
Votes Required to Adopt the Proposals
➢    Proposal 1 – The vote of a plurality of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to elect the nominated directors to the Board.
➢    Proposal 2 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2025.
➢    Proposal 3 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to approve the compensation of the Company's named executive officers. This proposal is advisory only and is not binding on the Company or the Board.
Messrs. Richard, Bruce and Robert Leeds (each a director and officer of the Company), together with trusts for the benefit of certain members of their respective families and other entities controlled by them, as applicable, beneficially owned as of our record date more than 50% of the shares outstanding, and they have each separately advised us that they intend to vote all such shares they each have the power to vote in accordance with the recommendations of the Board on each of the proposals identified above, which will be sufficient to constitute a quorum and to determine the outcome of each proposal.
How Shares Will Be Voted
Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted, as to all enumerated proposals in accordance with the Board's recommendations. If any other matters properly come before the Annual Meeting, the persons named in the proxy will vote at their discretion.
List of Stockholders
A list of our stockholders satisfying the requirements of Section 219 of the Delaware General Corporation Law will be available for inspection for any purpose germane to the Annual Meeting for the ten days prior to the Annual Meeting. If you want to inspect the stockholder list, email investinfo@globalindustrial.com to schedule an appointment. In addition, the list of stockholders will also be available during the Annual Meeting through the Annual Meeting Website for those stockholders who choose to attend.
Changing or Revoking Your Proxy
Your virtual attendance at the Annual Meeting will not automatically revoke your proxy.
Stockholders of record. If you are a stockholder of record, you may change or revoke your proxy at any time before a vote is taken at the Annual Meeting by executing and forwarding to us a later-dated proxy or by voting a later proxy over the telephone or the Internet or by virtually attending the Annual Meeting and voting.
Beneficial owners. If you are a beneficial owner of shares, you should check with your broker, bank or other nominee that holds your shares to determine how to change or revoke your vote.

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Abstentions
➢    Proposal 1 – Abstentions will have no effect on the election of directors.
➢    Proposal 2 – Abstentions will have the same effect as a negative vote regarding the ratification of Ernst & Young LLP as the Company's independent auditor for fiscal year 2025.
➢    Proposal 3 – Abstentions will have the same effect as a negative vote regarding the approval of the compensation of the Company's named executive officers.
Broker Non-Votes
A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because they do not have discretionary voting power for that proposal and have not received instructions from the beneficial owner.
If you are a beneficial owner whose shares are held by a broker, as stated above you must instruct the broker how to vote your shares. If you do not provide voting instructions, your broker is not permitted to vote your shares on Proposal 1 (Election of Directors) and Proposal 3 (Approval of the Compensation of the Company's Named Executive Officers).

In the absence of voting instructions, the broker may only register your shares as being present at the Annual Meeting for purposes of determining a quorum and may vote your shares on Proposal 2 only (Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2025).
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1932, as amended (the “Exchange Act”). When used in this Proxy Statement, the words “estimated”, “anticipated”, “expect”, “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of strategy, plans or intentions of management. Forward-looking statements are subject to risks, uncertainties and assumptions about the Company and future events, and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events, except to the extent required under applicable law.

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Frequently Asked Questions
Why am I receiving this Proxy Statement?
This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting to be held for the purposes stated in the accompanying Notice of 2025 Annual Meeting of Stockholders. This solicitation is made by the Company on behalf of the Board of Directors.

Who is entitled to vote at the Annual Meeting?
If you held shares of common stock of the Company at the close of business on April 10, 2025, you may vote at the Annual Meeting. Each share is entitled to one vote on each matter presented for consideration and action at the Annual Meeting.

In order to vote, you must either designate a proxy to vote on your behalf or attend the Annual Meeting and vote your shares online during the open poll section of the Annual Meeting. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the Annual Meeting.

What are the voting rights of stockholders?
Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

What am I being asked to vote on, and what are the Board of Directors’ voting recommendations?
Proposal 1: To vote on the election of the eight director nominees named in this Proxy Statement.

Proposal 2: To vote on the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2025.

Proposal 3: To vote on an advisory (non-binding) basis on the compensation of the Company's named executive officers.

The Board of Directors recommends that you vote “FOR” the election of the Board’s director nominees, “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2025 and “FOR” the compensation of our named executive officers.

The proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted as the Board recommends, including with discretionary authority as to any and all other matters that may properly come before the Annual Meeting,

What will constitute a quorum at the Annual Meeting?
The presence in person (virtually) or by proxy of the holders of a majority of the outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at the Annual Meeting. We will include abstentions and “broker non-votes” in the calculation of the number of shares of common stock considered to be present at the Annual Meeting for purposes of determining the presence of a quorum at the Annual Meeting.

What vote is required to approve each matter?
Assuming the presence of a quorum, the following votes are required to approve each proposal:

Election of Directors. The vote of a plurality of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at the Annual Meeting will be required to elect the nominated directors to the Board. When voting by proxy with respect to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes for specific nominee.

Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2025. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2025.

Approval of the Compensation of the Company's Named Executive Officers. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to approve the compensation of the Company's named executive officers. This proposal is advisory only and is not binding on the Company or the Board.

Why is the Annual Meeting online only? How do I attend the Annual Meeting?
The Annual Meeting will be exclusively conducted via live audio webcast, a format designed to improve stockholder access, and save the Company and our stockholders time and money. In addition to online attendance, our meeting format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the Annual Meeting and vote online during the open poll section of the Annual Meeting.

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You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on April 10, 2025, the record date for the Annual Meeting.

To virtually attend the Annual Meeting, go to www.virtualshareholdermeeting.com/GIC2025; then, you must enter your Control Number. Please allow ample time for online check-in, which will begin at 11:45 a.m. Eastern Time, on June 2, 2025.

How do I vote during the virtual Annual Meeting?
If you are a stockholder as of the record date, you may vote during the Annual Meeting by entering your Control Number and following the instructions available on the Annual Meeting Website at www.virtualshareholdermeeting.com/GIC2025 during the Annual Meeting.

How can I ask questions during the Annual Meeting?
The virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of the Board of Directors or management. During the Annual Meeting, we will answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. Stockholder questions may be submitted in the field provided in the web portal at or before the time that matters are brought before the Annual Meeting for consideration.

What can I do if I need technical assistance during the Annual Meeting?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting Website log in page.

If I plan to attend the Annual Meeting, should I still vote by proxy?
Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you submit the enclosed proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. If you are not a stockholder of record but hold the shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the Annual Meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I access the proxy materials and the 2024 Annual Report over the Internet?
Our proxy materials and the 2024 Annual Report are available at www.proxyvote.com or on our website at www.globalindustrial.com.

How may I obtain a paper copy of the proxy materials and the 2024 Annual Report?
The Notice of the Internet Availability of the proxy materials provides instructions about how to obtain a paper copy of the proxy materials and the 2024 Annual Report. If you did not receive the Notice, you will receive a paper copy of the proxy materials and the Annual Report by mail.

Who pays the costs of soliciting proxies?
We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies through the Internet or by mail, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and we will reimburse them for expenses in so doing. Consistent with our voting procedure, directors, officers and other regular employees of the Company may also request the return of proxies by telephone or fax, or in person.

What is “householding”?
SEC rules allow us to send a single copy of the proxy materials or the Notice of Internet Availability of Proxy Materials to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family in a manner provided by such rules. This practice is referred to as “householding” and we use this process to achieve savings of paper and mailing costs.

How can I find voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and we will publicly disclose the results on a Form 8-K within four business days of the Annual Meeting, as required by SEC rules.

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Proposal No. 1 – Election of Directors
At the Annual Meeting, eight directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualify. All nominees are current Global Industrial Board members who were elected by the stockholders at the 2024 annual meeting of stockholders, except for Ms. Anesa T. Chaibi, who was appointed to the Board as a director on February 17, 2025.
There are no family relationships among any of our directors or executive officers or nominees for director or executive officer, except that Messrs. Richard, Bruce and Robert Leeds are brothers. Except as disclosed herein, there were no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director.
The accompanying proxy will be voted FOR the election of the Board’s nominees unless contrary instructions are given. If any Board nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the Board reduces the number of nominees, for such other person or persons as the Board may designate.
When voting by proxy with respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes for specific nominees.
Director Nominees
Biographical information with respect to our eight director-nominees is set forth below. Each nominee named in this Proxy Statement has consented to being nominated for director and has agreed to serve if elected. All of the nominees named in this Proxy Statement for election to the Board were unanimously recommended by the Nominating/Corporate Governance Committee and were unanimously nominated by the Board.

Richard B. Leeds Executive Chairman
Principal Occupation and Positions Held

•Age: 65
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Richard B. Leeds joined the Company in 1982 and served as our Chairman and CEO from April 1995 until becoming our Executive Chairman in March 2016. He also served as President of our Industrial Products Group until 2011.

Mr. Leeds was selected to serve as Executive Chairman of our Board due to his experience and depth of knowledge of Global Industrial and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, as well as his exceptional business judgment and leadership qualities.

Bruce Leeds Vice Chairman
Principal Occupation and Positions Held

•Age: 69
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Bruce Leeds joined the Company in 1977 and has served as our Vice Chairman since April 1995. He also served as President of our International Operations until 2005.

Mr. Leeds was selected to serve as a director on our Board due to his experience and depth of knowledge of the Company and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, his experience in international business, as well as his exceptional business judgment.

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Robert Leeds Vice Chairman
Principal Occupation and Positions Held

•Age: 69
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Robert Leeds joined the Company in 1977 and has served as our Vice Chairman since April 1995. He also served as President of our Domestic Operations until 2005 and as Chief Executive of the North American Technology Products Group from 2013 to 2015.

Mr. Leeds was selected to serve as a director on our Board because of his experience and depth of knowledge of the Company and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, as well as his exceptional business judgment.

Anesa T. Chaibi Chief Executive Officer
Principal Occupation and Positions Held

•Age: 58
•Year in which First Elected a Director: 2025
•Committee(s) Served: None
•Principal Occupation and Other Information: Ms. Chaibi was appointed Chief Executive Officer of Global Industrial in February 2025. In addition to serving as a member on our Board, Ms. Chaibi is also a member of the board of directors of Advanced Drainage Systems, Inc. (NYSE: WMS), a position she has held since July 2020. Prior to joining Global Industrial, from April 2023 to February 2025, she served as Operating Partner and Chief Transformation Officer at Coalesce Capital Management, a private equity ﬁrm focused on investments in the services sector, and was a member of the board of Regal Rexnord Corporation (NYSE: RRX) from November 2014 to February 2025. Prior to her role at Coalesce Capital Management, Ms. Chaibi served as Chief Executive Officer and board member of CoolSys, Inc., a refrigeration, HVAC and sustainable energy solutions provider, from October 2021 until February 2023. She also served as Industry Advisor to the Industrial and Business Services Group of Warburg Pincus from November 2019 until October 2021, and served on the board of directors of Warburg Pincus Capital Corporation 1-A (NYSE: WPCA) from March 2021 until March 2023. Prior to joining Warburg Pincus, Ms. Chaibi served in a variety of senior management roles in the industrial sector, including President and CEO of HD Supply Facilities Maintenance for over a decade. Ms. Chaibi holds a B.S. in Chemical Engineering from West Virginia University and an M.B.A. from the Fuqua School of Business at Duke University.

Ms. Chaibi was selected to serve as a director on our Board due to her operating and executive leadership experience in the industrial B2B space.

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Chad M. Lindbloom Independent Director
Principal Occupation and Positions Held

•Age: 60
•Year in which First Elected a Director: 2017
•Committee(s) Served: Chair of the Audit Committee, Chair of the Compensation Committee and Member of the Nominating/Corporate Governance Committee
•Principal Occupation and Other Information: Mr. Lindbloom was employed by C.H. Robinson Worldwide, Inc. – one of the world’s largest third-party logistics providers – from June 1990 through March 2018 in various roles, including Chief Information Officer, Chief Financial Officer and Controller. Mr. Lindbloom received a BS and MBA from the Carlson School of Management at the University of Minnesota.

Mr. Lindbloom was selected to serve as a director on our Board due to his supply chain and logistics expertise, as well as his skills relating to financial statement and accounting matters.

Gary S. Michel Independent Director
Principal Occupation and Positions Held

•Age: 62
•Year in which First Appointed a Director: 2024
•Committee(s) Served: Member of the Audit Committee and the Compensation Committee
•Principal Occupation and Other Information: Gary S. Michel previously served as president, chief executive officer and member of the board of directors of JELD-WEN Holding, Inc. from 2018 to 2022, as well as chair of its board of directors from 2021 to 2022. Gary previously worked at Honeywell International, Inc., where he served as the president and chief executive officer of the Home and Building Technologies strategic business group from 2017 to 2018. He began his career at Ingersoll Rand, where he spent 33 years, most recently as senior vice president and president of its residential heating, ventilation and air conditioning business. Gary received a BS from Virginia Tech and an MBA from the University of Phoenix.

Mr. Michel was selected to serve as a director on our Board due to his extensive manufacturing and distribution industry experience, as well as his management, financial and leadership skills.

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Paul S. Pearlman Independent Director
Principal Occupation and Positions Held

•Age: 71
•Year in which First Elected a Director: 2019
•Committee(s) Served: Member of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee
•Principal Occupation and Other Information: Since March 2020, Mr. Pearlman has been a partner in Zeughauser Group, LLC, a nationally prominent law firm and management consulting firm. From August 2000 through December 2019, Mr. Pearlman was the Managing Partner of Kramer Levin Naftalis & Frankel LLP, a New York City headquartered international law firm and Mr. Pearlman continued to serve as Counsel, Managing Partner Emeritus in the firm until January 31, 2022. Prior thereto, he was a partner in the firm practicing in the areas of private equity and corporate restructuring. Mr. Pearlman is a 1978 cum laude graduate of St. John’s University School of Law and a 1975 graduate of George Washington University.

Mr. Pearlman was selected to serve as a director on our Board due to his business and legal experience and acumen as well as his management, financial and leadership skills as the head of a prominent international law firm.

l Robert D. Rosenthal Independent Director
Principal Occupation and Positions Held

•Age: 76
•Year in which First Elected a Director: 1995
•Committee(s) Served: Chair of the Nominating/Corporate Governance Committee, Member of the Audit Committee, the Compensation Committee and the Executive Committee
•Principal Occupation and Other Information: Robert D. Rosenthal has been the lead independent director since October 2006. Mr. Rosenthal is Chairman and Chief Executive Officer of First Long Island Investors LLC, which he co-founded in 1983. Mr. Rosenthal is the Chairman and CEO of a wealth management company that invests in numerous public companies and is also an attorney and member of the bar of the State of New York. Mr. Rosenthal is a 1971 cum laude graduate of Boston University and a 1974 graduate of Hofstra University Law School.

Mr. Rosenthal was selected to serve as a director on our Board due to his financial, investment and legal experience and acumen.

The Board of Directors unanimously recommends a vote "FOR" the election of all nominees named above.

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Corporate Governance
Corporate Governance Overview
The business and affairs of the Company are managed under the direction of our Board, as provided by Delaware law, and the Company conducts its business through meetings of the Board and its three independent committees: the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee.

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Some notable features of our corporate governance are summarized as follows:

WHAT WE DO:		WHAT WE DON'T DO:
✓	All Board Committees Composed 100% of Independent Directors: Our Board’s principal committees, Audit, Compensation and Nominating/Corporate Governance, are composed entirely of independent directors.	X	No Supermajority Voting Requirements: The Company does not have any supermajority voting provisions in its organizational documents.
✓
Active Board and/or Committee Oversight of Risk Management, Cybersecurity and Artificial Intelligence: In February 2023, oversight of cybersecurity initiatives was formalized as a recurring agenda item for the Audit Committee and beginning in August 2024, oversight of artificial intelligence was formalized as a recurring agenda item for the Audit Committee. The Board is responsible for the oversight of Global Industrial’s risk management process. Risk management is a recurring Board quarterly agenda item and is considered an essential part of business and operations planning.
		X	No Poison Pill: The Company does not have a “poison pill” or a stockholder rights plan in place.
✓
Annual Say-on-Pay Vote: At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, rather than every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. At our 2024 annual meeting, our stockholders provided a clear endorsement of the Company’s pay for performance alignment, with approximately 96.3% voting in favor of our executive compensation.
		X	No Classified Board: All of our directors are elected annually for one-year terms and require a plurality vote to be reelected.
✓
Lead Independent Director and Regular Executive Sessions of Independent Directors: Our Lead Independent Director and the other independent directors of our Board are actively involved in corporate governance matters and, as with each of the Board’s principal committees, routinely meet in executive session without management several times during the year.
		X	No Material Restrictions on Stockholder Rights: There are no material restrictions on our stockholders’ right to call special meetings.
✓
Annual Board and Committee Self-Evaluations: The Board and each of its principal committees conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Global Industrial and our stockholders.
		X	No Overboarded Directors: None of our directors serve on any other public company board, enabling them to bring sufficient focus and commitment to oversight of the Company's strategy and operations.

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Commitment to Stockholder Engagement
We appreciate and value the feedback of our stockholders and engage with them throughout the year, not just in advance of proxy season. In 2024, management engaged in several meetings with our stockholders, including meetings, in-person facilities tours, telephone calls, video conferences and written correspondence. During this stockholder outreach, we make a point of providing direct access to our most senior leadership, including our CEO and CFO, and in some cases, members of our Board, such as our Lead Independent Director and Nominating/Corporate Governance Committee Chair. Specifically, we invite the input of our stockholders to better appreciate their perspectives on governance, performance and strategic issues. We accord great weight to our stockholders’ concerns.
At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, rather than every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. At our 2024 annual meeting, our stockholders provided a clear endorsement of the Company’s pay for performance alignment, with approximately 96.3% voting in favor of our executive compensation.

We will continue to engage with our investors to receive constructive feedback on governance and other topics and to provide disclosure to our stockholders detailing our progress in these pursuits.
Corporate Governance Documents
We maintain a corporate governance page on our website that includes key documents relating to our corporate governance, including our:
• Corporate Governance Guidelines and Principles;
• Corporate Ethics Policy;
• Charter of the Audit Committee;
• Charter of the Compensation Committee; and
• Charter of the Nominating/Corporate Governance Committee.

Each of these corporate governance documents is available on our website, www.globalindustrial.com, under “Investor Relations—Governance—Governance Documents.” The documents noted above will also be provided without charge to any stockholder who requests them. We annually review our corporate governance policies, and regularly monitor emerging developments in corporate governance and enhance our policies and procedures to conform with current thinking on best practices when our Board determines that it would benefit our Company and our stockholders to do so. In 2024, we conducted our annual review of our various corporate policies to ensure they are in keeping with current thinking on best practices.
Board Composition
Our Board currently consists of eight members, four of whom are independent under the rules of the SEC and NYSE. Our Board is led by Executive Chairman Richard B. Leeds and Vice Chairmen Bruce Leeds and Robert Leeds. Our independent directors have designated Robert D. Rosenthal to be the Lead Independent Director.
Board Leadership Structure
We believe that the current mix of independent directors and non-independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits Global Industrial and our stockholders.

Although the Board does not have an express policy on whether or not the roles of CEO and Executive Chairman of the Board should be separate and if they are to be separate, whether the Executive Chairman of the Board should be selected from the non-management directors or be an employee, the Board believes that it should have the flexibility to make a determination from time to time in a manner that is in the best interests of Global Industrial and our stockholders at the time of such determination.

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Our Board believes that the most effective Board leadership structure for Global Industrial at present is for the roles of CEO and Executive Chairman of the Board to be separate. Further, the Board believes that our Executive Chairman and two Vice Chairmen should also have management roles, so that our Executive Chairman and Vice Chairmen remain in closer touch with the operations of our business and, together with our CEO, can focus their attention on different aspects of the strategic and operational mission of Global Industrial, according to their respective areas of expertise.

The Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during Board meetings, the independent directors have regular executive sessions. Following an executive session of independent directors, the Lead Independent Director acts as a liaison between the independent directors and the Executive Chairman regarding any specific feedback or issues, provides the Executive Chairman with input regarding agenda items for Board and Committee meetings, and coordinates with the Executive Chairman regarding information to be provided to the independent directors in performing their duties.

Our Corporate Governance Guidelines provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.
Identification and Evaluation of Director Candidates
The Nominating/Corporate Governance Committee solicits recommendations for Board candidates from a number of sources, including our current directors, our officers and individuals personally known to the members of the Board. The Nominating/Corporate Governance Committee will consider candidates submitted by stockholders when submitted in accordance with our bylaws and applicable law. The Nominating/Corporate Governance Committee will consider all candidates identified through the processes described above and will evaluate each of them on the same basis. The level of consideration that the Nominating/Corporate Governance Committee will extend to a stockholder’s candidate will be commensurate with the quality and quantity of information about the candidate that the nominating stockholder makes available to the Nominating/Corporate Governance Committee.

In nominating candidates, the Nominating/Corporate Governance Committee takes into consideration such factors as it deems appropriate, such as the experience, skills and background of candidates that are likely to complement the Board’s existing composition of continuing directors and facilitate and enhance the Board’s ability to oversee and monitor Global Industrial's business and affairs. While a candidate’s overall ability and experience will determine the candidate’s suitability, the Nominating/Corporate Governance Committee’s assessment of director candidates places primary emphasis on the following criteria:

•for non-management directors, independence;
•personal and professional ethics, integrity, values and judgment;
•leadership skills;
•strategic thinking;
•ability and willingness to devote sufficient time to carrying out the duties and responsibilities of the Board;
•breadth of knowledge about matters affecting the industry;
•the needs of the Company with respect to the particular talents and experience of its directors and the interplay of the candidate’s experience with that of other Board members; and
•diversity of viewpoints, backgrounds and experience.

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Board Experience and Skills
We believe that the current mix of independent directors and non-independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits the Company and our stockholders. Our director nominees represent a range of perspectives, including with respect to attributes, skills and experience, as detailed below. A particular director nominee may possess additional experience, attributes, or skills, even if not indicated below.

Experience and Skills	% of Directors
Business Management/Executive Leadership Experience Directors with prior experience in executive leadership positions bring the qualifications and skills to develop and oversee our strategy, to create and drive long-term value and to identify, motivate and retain individual leaders.	100%
Business Ethics, Integrity and Values A high level of understanding of business ethics is critical to a director’s oversight function on the Board.	100%
Corporate Governance/Public Company Experience Directors who have served on other public company boards have experience overseeing and providing insight and guidance to management and bring critical knowledge of governance to our organization.	100%
Risk Assessment and Risk Management Directors with experience assessing and managing risk bring skills critical to the Board’s oversight of our risk assessment and risk management programs.	100%
Industry or Customer Base Experience Directors with leadership and/or operational experience in industries relevant to our business bring practical understanding of our business and effective oversight of implementation of strategy.	100%
Financial, Audit and Accounting Expertise Financial, audit and accounting expertise, particularly knowledge of finance and financial reporting processes, is critical to understanding and evaluating our capital structure and overseeing the preparation of our financial statements and internal controls over financial reporting.	100%

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Board and Committee Performance Self-Evaluations
To optimize the performance of the Board and its committees each year, the Board and its principal committees conduct a robust annual self-assessment that elicits candid feedback on the performance and effectiveness of the Board and its principal committees, as well as on the efficacy of the self-evaluation process itself. As part of this self-assessment, directors are asked to consider the Board’s composition and structure, key responsibilities and meetings, among other criteria. Each committee separately conducts its own assessment, and in assessing its structure and performance, considers its role and the responsibilities articulated in its committee charter, the composition of the committee and the conduct of committee meetings. Throughout the year, the Board and each of its principal committees routinely use a portion of their regularly scheduled executive sessions to examine the degree and effectiveness of their oversight functions and continually explore opportunities for self-improvement.
Director Independence
In connection with its annual review of director independence, the Board has determined that each of Messrs. Lindbloom, Michel, Pearlman and Rosenthal has no material relationship with the Company (directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) and meets the standards for independence required by the NYSE and SEC rules. The Board has not adopted any other categorical standards of materiality for independence purposes.

Among other factors, the Board based its determination on:

✓ the absence of any of the express disqualifying criteria relating to director independence set forth in Section 303A of the Corporate Governance Rules of the NYSE;
✓    the criteria for independence required of audit committee directors by Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and
✓    information provided by the directors to Global Industrial, which did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial) which would impair the independence of any of the non-management directors.

In making its determination, the Board took into consideration that: (i) certain Global Industrial directors and executive officers have invested funds with or through a private investment firm, of which Mr. Rosenthal is Chairman and CEO (and which firm receives fees in respect of such investments), and may continue to do so in the future; and (ii) Mr. Rosenthal is on the board of directors or is a trustee of several entities that are part of the Northwell Health complex of hospitals, clinics and healthcare providers, to which Global Industrial sells products on an arm’s length basis, without Mr. Rosenthal’s involvement, and that Mr. Rosenthal has no financial or other interest in any such transactions. The Board determined that such relationships were not material and did not vitiate the independence of Mr. Rosenthal.

As a “controlled company,” Global Industrial is exempt from the NYSE requirement that listed companies have a majority of independent directors. A “controlled company” is defined by the NYSE as a company of which more than 50% of the voting power for the election of directors is held by an individual, group or other company. Global Industrial is a “controlled company” in that more than 50% of the voting stock for the election of directors of Global Industrial, in the aggregate, is owned by certain members of the Leeds family (including Messrs. Richard, Bruce and Robert Leeds, each of whom is an officer and director of Global Industrial) and certain Leeds family trusts and other entities controlled by them (collectively, the “Leeds Group”). The members of the Leeds Group have entered into a Stockholders Agreement with respect to certain shares they each own. For more information, see Transactions with Related Persons on page 61 of this Proxy Statement.

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Risk Oversight
Active Board and/or Committee Oversight of Risk Management, Cybersecurity and AI
Risk management is a recurring Board quarterly agenda item and is considered part of business and operations planning.
Our Audit Committee has primary responsibility for cybersecurity oversight. Cybersecurity risk is assessed and tracked as a significant risk faced by the Company and is closely managed along key risk indicators covering security maturity, risk exposure, and security operations. Performance against these indicators is regularly measured and discussed, among other things, in our Board reporting.
In February 2023, oversight of cybersecurity initiatives was formalized as a recurring agenda item for the Audit Committee, and beginning in August 2024, oversight of AI was formalized as a recurring agenda item for the Audit Committee.
Delegation to Board Committees
The Board has delegated to each of its principal committees oversight of certain aspects of our risk management process.
Among its duties, the Audit Committee reviews with management (a) processes with respect to risk assessment and management of risks that may be material to Global Industrial, (b) our system of disclosure controls and system of internal controls over financial reporting and (c) our compliance with legal and regulatory requirements.
The Compensation Committee is responsible for considering and working together with the Audit Committee regarding the compensation policies for all our employees in the context of how such policies affect and promote our risk management goals and objectives.
The Nominating/Corporate Governance Committee is responsible for overseeing any transactions between the Company and any related party and any other potential conflicts of interest situations on an ongoing basis in accordance with Company's policies and procedures.
All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.
Day-to-Day Risk Management
Our senior management is responsible for day-to-day risk management.
Our Internal Audit Department serves as the primary monitoring and testing function for Company-wide policies and procedures and manages the day-to-day oversight of the risk management strategy for the ongoing business of Global Industrial. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels. From time to time, the Internal Audit Department uses third-party professionals, to contribute specialized expertise as needed to perform assessments and fashion recommendations. The Vice President, Internal Audit reports directly to our Audit Committee quarterly and works closely with our CFO on matters that may impact our exposure to risk.
We believe the division of risk management responsibilities described above is an effective strategy for addressing the risks facing Global Industrial and that our Board leadership structure supports this approach.
No Director Overboarding
In order to stay aligned with best practices and to ensure the appropriate level of commitment, we endeavor to ensure that our Board members are not overboarded. None of our directors serve on more than one other public company board in addition to ours, enabling them to bring sufficient focus and commitment to oversight of the Company's strategy and operations.

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New Director Orientation
Orientation and onboarding of new directors is overseen by the Nominating/Corporate Governance Committee. New directors are required to complete a series of annual compliance questionnaires and financial disclosures, as well as familiarize themselves with the Company’s governance practices and procedures. As opportunities allow, directors are encouraged to participate in on-site facilities tours to gain a heightened understanding of the Company’s operations.
Board Meetings
Our Board held twelve meetings in fiscal year 2024. All of the directors attended at least 75% of the meetings of the Board and the respective committees of the Board on which they were members.

At last year’s annual meeting of stockholders held on June 3, 2024, all of the directors attended the meeting. We do not have a policy with regards to directors’ attendance at the Company's annual meeting of stockholders.
Meetings of Non-Management Directors
The NYSE requires the "non-management directors," or independent directors, of a NYSE-listed company to meet at regularly scheduled executive sessions without management and to disclose in their annual proxy statements:
➢ the name of the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the Board of Directors; and
➢ a method for all interested parties to communicate directly with the presiding director or with the non-management directors as a group (this method is described below under “Communicating with the Board”).
The Board’s non-management, or independent, directors meet separately in executive sessions, chaired by the Lead Independent Director (currently Mr. Rosenthal), at least quarterly.
Lead Independent Director
Our bylaws require the Board’s independent directors to elect one independent director to serve as the Lead Independent Director. The independent directors have designated Mr. Rosenthal to serve as the Company’s Lead Independent Director.

In addition to presiding at executive sessions of non-management directors, the Lead Independent Director has the responsibility of coordinating the activities of the independent directors, and performing the following functions:
➢    advising the Executive Chairman of the Board as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the day-to-day management of Global Industrial’s operations;
➢ providing the Executive Chairman with input as to the preparation of agendas for the Board and committee meetings;
➢ advising the Executive Chairman as to the quality, quantity and timeliness of the flow of information from our management that is necessary for the independent directors to effectively and responsibly perform their duties, and although our management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material;
➢ recommending to the Executive Chairman the retention of consultants who report directly to the Board;
➢    assisting the Board and our officers in assuring compliance with and implementation of the Company’s various corporate governance policies, procedures and protocols; and taking principal responsibility for recommending revisions to the corporate governance policies;
➢    coordinating and developing the agenda for, and moderating executive sessions of, the independent directors of the Board, and acting as principal liaison between the independent directors and the Executive Chairman on select issues; and
➢ recommending to the Executive Chairman, on behalf of the Nominating/Corporate Governance Committee, the membership of the various Board committees.

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Committees of the Board
The Board has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. In addition, the Board has an Executive Committee empowered to act for the Board in certain circumstances, but the Executive Committee did not exercise such power in 2024. For more information, see Executive Committee on page 23 of this Proxy Statement.
Committee Composition

	Independent	Audit Committee*	Compensation Committee	Nominating/Corporate Governance Committee	Executive Committee
Richard B. Leeds	No
Bruce Leeds	No
Robert Leeds	No
Chad M. Lindbloom	Yes
Gary S. Michel	Yes
Paul S. Pearlman	Yes
Robert D. Rosenthal	Yes
*     All members of the Audit Committee have been determined by our Board to be Audit Committee Financial Experts within the meaning of applicable SEC regulations and in compliance with NYSE requirements.
KEY: = Member = Chairman
Audit Committee
Number of Meetings Held in Fiscal Year 2024: Thirteen
The Audit Committee is appointed by the Board to assist the Board with oversight of:
➢ the integrity of our financial statements;
➢ our compliance with legal and regulatory requirements;
➢ the independence and qualifications of our external auditors; and
➢ the performance of our internal audit function and external auditors.
It is the Audit Committee’s responsibility to retain or terminate our independent registered public accountants, which audit our financial statements, and to prepare the Audit Committee report that the SEC requires to be included in our annual proxy statement. For more information, see Report of the Audit Committee on page 56 of this Proxy Statement.

As part of its activities, the Audit Committee meets with our auditors at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results.

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In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and audit procedures.

In February 2023, oversight of cybersecurity was formalized as a recurring agenda item for the Audit Committee. Our Audit Committee is responsible for oversight of the activities of our IT department (which reports to our Senior Vice President and Chief Information Officer ("CIO")) and receives quarterly reports from our CIO that cover, among other things, cybersecurity threats, mitigation measures, and preventative procedures and software.
The Audit Committee is also responsible for establishing procedures for:
➢     the receipt, retention and treatment of complaints received by Global Industrial regarding accounting, internal accounting controls and audit matters; and
➢     the confidential, anonymous submission by employees of Global Industrial of concerns regarding questionable accounting or audit matters.
In addition, the Audit Committee is responsible for reviewing, and discussing with management and reporting to the Board regularly, our risk assessment and risk management processes, although it is senior management’s responsibility to assess and manage our exposure to risk under the oversight of the Board.
In addition, the Audit Committee works together with the Compensation Committee to ensure that our compensation policies address and promote our risk management goals and objectives. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures.
The Board has determined that Messrs. Lindbloom, Michel, Pearlman and Rosenthal are qualified as audit committee financial experts within the meaning of applicable SEC regulations and the Board has determined that each of them has accounting and related financial management expertise under the rules of the NYSE.
Global Industrial does not have a standing policy on the maximum number of audit committees of other publicly owned companies on which the members of the Audit Committee may serve. However, if a member of the Audit Committee simultaneously serves on the audit committee of more than two other publicly-owned companies, the Board must determine whether such simultaneous service would impair the ability of such member to effectively serve on the Company's Audit Committee. Any such determination will be disclosed in our annual Proxy Statement. Currently no member of the Company's Audit Committee serves on the audit committee of more than two other publicly-owned companies.
Compensation Committee
Number of Meetings Held in Fiscal Year 2024: Five
The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the CEO and, after an evaluation of the CEO’s performance in light of such goals, to set the compensation of the CEO.
The Compensation Committee makes recommendations to the Board with respect to:
➢    the annual compensation of the other executive officers of Global Industrial;
➢     the general compensation, benefits and perquisite policies and practices of the Company including our incentive-based and equity-based compensation plans; and
➢     all individual stock-based incentive grants.
The Compensation Committee also prepares an annual report on executive compensation for inclusion in our annual proxy statement. For more information, see Compensation Committee Report on page 40 of this Proxy Statement.
In addition, it is the Compensation Committee’s responsibility to consider, and work together with the Audit Committee, to ensure our compensation policies address and promote our risk management goals and objectives.

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Nominating/Corporate Governance Committee
Number of Meetings Held in Fiscal Year 2024: Four
The Nominating/Corporate Governance Committee’s responsibilities include, among other things:
➢     identifying individuals qualified to become Board members and recommending to the Board nominees to stand for election at any meeting of stockholders;
➢     identifying and recommending nominees to fill any vacancy, however created, on the Board; and
➢ developing and recommending to the Board a code of business conduct and ethics applicable to the Company and a set of corporate governance principles applicable to the Company and reviewing each of them at least once a year.
Executive Committee
Our Executive Committee convenes only on an as-needed basis if it is otherwise impracticable to convene our full Board in a timely manner. In 2024, the Company did not identify a need to convene the Executive Committee.
Number of Meetings Held in Fiscal Year 2024: None
Among other duties as may be assigned by the Board from time to time, the Executive Committee is authorized to:
➢     oversee our operations;
➢    supervise our executive officers;
➢ review and make recommendations to the Board regarding our strategic direction; and
➢ authorized to review and make recommendations to the Board regarding possible acquisitions or other significant business transactions.
The Executive Committee is also authorized to manage the affairs of Global Industrial between meetings of the Board. The Executive Committee has all of the powers of the Board not inconsistent with any provisions of the Delaware General Corporation Law, our Certificate of Incorporation or bylaws or other resolutions adopted by the Board, but the Executive Committee did not exercise its power in 2024. The current members of the Executive Committee are Messrs. Richard B. Leeds, Bruce Leeds, Robert Leeds and Robert D. Rosenthal.

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Communicating with the Board
Stockholders and other interested parties may communicate with the Board, any committee of the Board, any individual director (including the Lead Independent Director) or the independent directors as a group, by directing communication to:

investinfo@globalindustrial.com

Office of the Corporate Secretary Global Industrial Company 11 Harbor Park Drive Port Washington, NY 11050
Communications from stockholders will be distributed to the entire Board unless addressed to a particular committee, director or group of directors. The Corporate Secretary will not distribute communications that are unrelated to the duties of the Board, such as spam, junk mail, mass mailings, business solicitations and advertisements.

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Director Compensation
General Policy
Our policy is not to pay compensation for service as a director to directors who are also employees of Global Industrial or any of our subsidiaries. Directors are reimbursed for reasonable travel and out-of-pocket expenses incurred for attending Board and Committee meetings and are covered by our travel accident insurance policy for such travel.
The table below shows the elements and amounts of compensation that we paid our non-management directors for fiscal year 2024.

Compensation Element	Amount ($)
Retainers(1)	70,000
Restricted Stock Units(2)	50,000
Committee Chair Annual Retainers(1)
Audit Committee	20,000
Compensation Committee	10,000
Nominating/Corporate Governance Committee	10,000
Committee Member Annual Retainers(1)
Audit Committee	10,000
Compensation Committee	5,000
Nominating/Corporate Governance Committee	5,000
Lead Independent Director Retainer(1)	20,000
(1)Retainer amounts are paid in quarterly installments.
(2)Each non-management director receives an annual grant of time-based restricted stock units each year immediately following the annual stockholders meeting in an amount equal to $50,000 divided by the average closing price per share during the 20 trading days preceding the date of the annual meeting (rounded up to the nearest whole number of shares). Such time-based restricted stock units are generally subject to forfeiture if the holder is not a director of Global Industrial on the date of the second annual meeting following such grant, and cannot be sold while so restricted; such restrictions lapse if the holder dies or becomes disabled or there is a change of control, as defined in the grant agreement. Cash dividend equivalents are paid on the unvested time-based restricted stock units.

Non-Management Director Compensation in Fiscal Year 2024
The following table discusses the compensation earned by each of our non-management directors in fiscal year 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Chad M. Lindbloom	105,000	50,000	-	3,507	158,507
Gary S. Michel	85,000	50,000	-	717	135,717
Paul S. Pearlman	90,000	50,000	-	3,507	143,507
Robert D. Rosenthal	115,000	50,000	-	3,507	168,507
(1)     At December 31, 2024, 3,475 unvested time-based restricted stock units remained outstanding for each of Messrs. Lindbloom, Pearlman and Rosenthal, 1,434 unvested time-based restricted stock units remained outstanding for Mr. Michel, and 10,000 options remained outstanding for Mr. Rosenthal. This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2024.
(2)    Dividend equivalent payments on unvested time-based restricted stock units.

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Executive Officers
There are no arrangements or understandings between any officer and any other person pursuant to which such person was selected as an officer. Biographical information for Messrs. Richard B. Leeds, Bruce Leeds, and Robert Leeds and Ms. Chaibi is on pages 10-13 of this Proxy Statement.

Senior Vice President and Chief Marketing Officer

Biographical Information

Lisa Armstrong was appointed Vice President and Chief Marketing Officer of Global Industrial in August 2024. She recently served as Chief Marketing Officer and Vice President, Global Marketing at Resideo Technologies. Prior to Resideo, Ms. Armstrong held senior leadership positions at Filtration Group Madison Industries, Pentair, and Honeywell and has also served on the Board of Directors at Salo LLC, and several non-profit organizations. Ms. Armstrong received an MBA from Cornell University, and an HBA from University of Western Ontario.

Lisa Armstrong Age 55 Executive Officer of the Company Since 2024
Senior Vice President and Chief Financial Officer

Biographical Information

Thomas Clark was appointed Vice President and CFO of Global Industrial in October 2016. Mr. Clark originally joined Global Industrial in 2007. Prior to being appointed Vice President and CFO, Mr. Clark, served in a number of senior financial positions at Global Industrial, most recently as Controller of the Industrial Products Group. Previously he held the positions of Director of Finance and Manager of Financial Planning & Analysis at Global Industrial. Mr. Clark received a BA degree and an MBA from the University of Miami.

Thomas Clark Age 43 Executive Officer of the Company Since 2016
Senior Vice President and Chief Human Resources Officer

Biographical Information

Donna Fielding joined Global Industrial in 2018 as Senior Vice President and Chief Human Resources Officer. Prior to joining Global Industrial, Ms. Fielding worked in various human resource leadership roles in Fortune 500 organizations, including ADP, Credit Suisse, Pfizer and JPMorgan Chase. Ms. Fielding has broad experience in traditional human resources as well as cultural transformation, differentiated and specialized talent models and integrated human capital solutions. Ms. Fielding received a dual degree BS Business Management and Communication from Adelphi University.

Donna Fielding Age 54 Executive Officer of the Company Since 2018

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Senior Vice President and Chief Sales Officer

Biographical Information

Claudia Hughes joined Global Industrial in 2021 as Senior Vice President and Chief Sales Officer. She was previously Senior Vice President, US Field Sales for Office Depot, where she held positions of increasing responsibility during her 27-year tenure. Ms. Hughes possesses exceptional business skills across B2B Sales, Sales Leadership and Sales Operations, with data driven results. Ms. Hughes received a BS degree from the University of Maryland, College Park.

Claudia Hughes Age 57 Executive Officer of the Company Since 2021
Senior Vice President and Chief Supply Chain Officer

Biographical Information

Christopher Longhito joined Global Industrial in 2019 and currently serves as Senior Vice President and Chief Supply Chain Officer. While at Global Industrial, he has held management roles in purchasing, inventory and customer experience and previously served as Senior Vice President, Operations until his promotion to his current role in April 2023. Prior to joining Global Industrial, Mr. Longhito held various leadership positions in supply chain and inventory management with Drive DeVilbiss Healthcare and Henry Schein. Mr. Longhito received a BBA in Finance from Loyola University.

Christopher Longhito Age 44 Executive Officer of the Company Since 2021
Senior Vice President and Chief Information Officer

Biographical Information

Manoj Shetty was appointed Senior Vice President and Chief Information Officer of Global Industrial in August 2014. Mr. Shetty originally joined Global Industrial in 2000 and has served in several Information Technology roles since that time. Prior to joining Global Industrial, Mr. Shetty was employed at Mercator (ultimately acquired by IBM) and in the manufacturing sector. Mr. Shetty received a BE (Bachelors in Engineering) from SJCE Mysore (Sri Jayachamarajendra College of Engineering).

Manoj Shetty Age 64 Executive Officer of the Company Since 2014

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Senior Vice President, General Counsel and Corporate Secretary

Biographical Information

Adina Storch joined Global Industrial in 2021 as Senior Vice President, General Counsel and Corporate Secretary. She recently served as the General Counsel, Chief Compliance Officer and Corporate Secretary of Cedar Realty Trust and prior to that was a partner at Kasowitz, Benson, Torres & Friedman LLP and an associate with the Paris office of Shearman & Sterling LLP. During her career, Ms. Storch has advised domestic and international companies across a range of topics, including capital markets transactions and regulatory compliance matters. Ms. Storch graduated summa cum laude from Yale College and received her J.D. from the Yale Law School, where she was a senior editor of The Yale Law Journal.

Adina G. Storch Age 53 Executive Officer of the Company Since 2021

Senior Vice President and Chief Merchandising Officer

Biographical Information

Alex Tomey joined Global Industrial in 2021 as Senior Vice President and Chief Merchandising Officer. He recently served as Co-Chief Merchandising Officer at Petco and prior to that as Senior Vice President, Product Development and Global Sourcing at DICK'S Sporting Goods. During his career, Mr. Tomey has held various merchandising leadership positions at leading retailers including Kohl's and Walmart. Mr. Tomey has previously held board positions at Petco Mexico and DICK’s Sporting Goods Foundation. Mr. Tomey received a BS from the University of Missouri-Columbia.

Alex Tomey Age 55 Executive Officer of the Company Since 2021

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Compensation Discussion and Analysis
Executive Summary
This Compensation Discussion and Analysis describes the Company's pay for performance compensation philosophy and programs, and explains the compensation earned by Global Industrial's Named Executive Officers (“NEOs”) in 2024, who are listed in the following table.

Name	Title
Richard B. Leeds*	Executive Chairman and Former Interim Chief Executive Officer
Thomas Clark	Senior Vice President and Chief Financial Officer
Claudia Hughes	Senior Vice President and Chief Sales Officer
Manoj Shetty	Senior Vice President and Chief Information Officer
Adina G. Storch	Senior Vice President, General Counsel and Corporate Secretary
Barry Litwin**	Former Chief Executive Officer
* Mr. Richard B. Leeds served as Interim Chief Executive Officer from August 21, 2024 (in connection with Mr. Litwin’s departure as described below) until February 17, 2025, at which time Ms. Chaibi became the Chief Executive Officer of Global Industrial. When Mr. Richard B. Leeds assumed the role of Interim Chief Executive Officer, no incremental compensation was awarded to him by the Board at his request. Mr. Richard B. Leeds does not participate in any non-equity incentive compensation or equity awards.
** Mr. Litwin served as Chief Executive Officer of Global Industrial until his voluntary departure effective as of August 21, 2024, at which time Mr. Richard B. Leeds became the Interim Chief Executive Officer of Global Industrial. In conformity with Mr. Litwin's employment agreement with respect to voluntary departures, Mr. Litwin did not receive any non-equity incentive compensation for 2024. For more information, see Employment Arrangements with Named Executive Officers on page 46 of this Proxy Statement.
Central Objectives and Philosophy of Our Executive Compensation Program
The Compensation Committee designs competitive compensation packages aimed at achieving the proper amount and mix of short-term, annual and long-term incentive programs to serve several important objectives:

•attracting and retaining individuals of superior ability and managerial talent;
•rewarding outstanding individual and team contributions to the achievement of our short- and long-term financial and business objectives, including our multi-year business strategy that is focused on Accelerating the Customer Experience ("ACE");
•promoting integrity and good corporate governance;
•motivating our NEOs to manage for sustained growth and financial performance, and enhanced stockholder value, for the long-term benefit of our stockholders, customers and employees; and
•mitigating risk and reducing risk taking behavior that might negatively affect financial results, without diminishing the incentive nature of the compensation (as described below).

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Pay and Governance Practices
Our commitment to good governance is further reflected in our executive compensation philosophy designed to reinforce alignment between pay and performance. Our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests, including:

WHAT WE DO:	WHAT WE DON'T DO:
✓
Pay for Performance Alignment: We align our senior executives' compensation with stockholder returns by providing a significant portion of our senior executives’ compensation in the form of at-risk awards tied to our short- and long-term strategy and measurable performance. In addition, a portion of our senior executives’ compensation is given in the form of equity that vests ratably over several years to encourage retention and further reinforce stockholder alignment.
X
No Dividends on Unearned Performance-Based Equity Awards: Dividend equivalent rights issued in connection with performance-based restricted stock units are not earned or paid unless and until the performance-based restricted stock units vest.

✓
Caps on Payouts of Annual Non-Equity Incentive Compensation: Our annual non-equity incentive compensation for the Company's senior leadership team is capped at a maximum award payable to any individual.
X
No Stock Trading Plans Without Committee Approval and Oversight: Our directors and executive officers are prohibited from entering securities trading plans pursuant to SEC Rule 10b5-1 without the pre-approval of our Nominating/Corporate Governance Committee.

✓
Adoption of Minimum Stock Ownership Requirements for Our Executive Officers and Non-Management Directors to Reinforce Alignment with Stockholders: We require meaningful stock ownership for certain officers and non-management directors to reinforce alignment with our stockholders.
X
No Compensation or Incentives that Encourage Unnecessary or Excessive Risk-Taking: While our compensation program rewards the Company's senior leadership team for achievement of short- and long-term strategic and operational goals as measured through achievement of multiple operational metrics, our Compensation Committee reviews market considerations, internal considerations and the long-term interests of our stockholders, to ensure that excessively risky behaviors are not incentivized.

✓
Independent Compensation Committee Advised by Independent Compensation Consultant: The Compensation Committee, like all of our principal Board committees, is comprised solely of independent directors, and retains an independent compensation consultant to advise it, as needed, on market compensation trends, and best pay practices.
	X	No Supplemental Retirement Benefits for Executives: We do not have any supplemental executive retirement or other non-qualified deferred compensation plans.
✓
Maintain Stockholder Engagement Program. Our investor relations engagement program facilitates proactive outreach with stockholders to gather their perspectives on a variety of topics. By maintaining transparent communication and aligning executive pay with company performance and shareholder expectations, we reinforce accountability and drive long-term value creation.
X
No Liberal Share Recycling under Equity Compensation Plans: Shares tendered or held back for taxes or to cover the exercise price of a stock option will not be added back to the reserve pool under our equity plans. Similarly, shares we reacquire in the open market will not be added to the reserve pool.

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Risk Management and Pay Alignment
We believe our compensation program for NEOs encourages and rewards prudent business judgment and appropriate risk-taking over the long-term. We believe the following factors are effective in mitigating risk relating to our executive compensation program including the risk that an executive will take action that is detrimental to our long-term interests in order to increase the executive’s short-term performance-based compensation:

•Governance and Management Processes. Together with the Audit Committee, our Board is responsible for overseeing the risk management processes associated with our operations, and seeking to ensure that appropriate general and specific risk mitigation considerations are implemented by management for the most significant risks facing our Company and giving due consideration to these risks in our business and operations planning. Our Compensation Committee is responsible for considering risk mitigation issues and for including strategies to mitigate risk in our executive compensation program.
•Regular Oversight. Risk management is overseen by the Board and Audit Committee on a quarterly basis, covering particular risk management matters in connection with general oversight and approval of corporate matters, and through discussions relating to material risks affecting the Company presented by management and by our Finance, Legal, Risk Management/Insurance and Internal Audit departments. The Compensation Committee members also receive these presentations and take risk mitigation into account in designing our executive compensation program.
•Multiple Performance Factors. We use multiple performance factors that encourage NEOs to focus on the overall health of the business rather than on a single financial measure.
•Award Cap. Our annual non-equity incentive compensation program for NEOs caps the maximum award payable to any individual.
•Long-Term Equity Incentive Compensation. Our NEOs receive stock options and restricted stock units in varying amounts in accordance with a metrics-driven and goal-oriented, benchmarked approach. All awards are subject to vesting periods of no less than one year, and may include performance criteria in the vesting formula. We believe the long-term vesting period for stock options and restricted stock unit grants causes our executives to focus on long-term achievements and on building stockholder value.

Role of the Compensation Committee in Compensation Decisions
The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the CEO and, after an evaluation of the CEO’s performance in light of such goals, to set the compensation of the CEO.
The Compensation Committee makes recommendations to the Board with respect to:
➢    the annual compensation of the senior executive officers of Global Industrial (excluding the CEO);
➢     the general compensation, benefits and perquisite policies and practices of the Company including our incentive-based and equity-based compensation plans; and
➢     all individual stock-based incentive grants.
In addition, the Compensation Committee approves equity incentive compensation awards and the Compensation Committee works with the Audit Committee to ensure our compensation policies address and promote our risk management goals and objectives.
Independent Compensation Consultant
The Compensation Committee is empowered to retain third-party compensation consultants to provide assistance with respect to compensation strategies, market practices, market research data and our compensation goals. Korn Ferry, US serves as the Compensation Committee’s independent compensation consultant, and has conducted a benchmarking assessment of compensation levels and perquisites for the executive team. The compensation consultant through a separate engagement with the Company has also advised on employee compensation benchmarking for certain management roles and provided a comprehensive overview of the compensation strategy and long-term incentive plan design at Global Industrial.

Taking into consideration the independence factors set forth in applicable SEC and NYSE rules, the Compensation Committee determined that Korn Ferry was independent and that its work did not raise any conflicts of interest.

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Market Comparison
In 2022, our Compensation Committee retained a compensation consultant to conduct a review of current market information relating to compensation practices. In February 2023, the Compensation Committee and Board, taking into consideration the recommendations of the compensation consultant, revised the Company's peer set. In performing its review of market compensation practice and determining the peer set, the compensation consultant used a comparator group screening methodology that considered several financial and non-financial considerations, including but not limited to company size, complexity, similarity, revenue and pay quantum. All of the peer set companies had revenues between $575M and $3B (approximately 0.5x to 3x the Company’s revenue). Below are the companies included in the Company's peer set:

Peer Set Companies
Alta Equipment Group Inc.	Kimball International, Inc.
Circor International, Inc.	Lifetime Brands, Inc.
Distribution Solutions Group, Inc.	MRC Global Inc.
DXP Enterprises, Inc.	MSC Industrial Direct Co., Inc.
H&E Equipment Services, Inc.	NN, Inc.
Hillman Solutions Corp.	Now Inc.
Titan Machinery Inc.

Say-On-Pay Responsiveness
At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis rather than every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. At our 2024 annual meeting, our stockholders provided a clear endorsement of the Company’s pay for performance alignment, with approximately 96.3% voting in favor of our executive compensation.

NEO Compensation Program
To promote the objectives described above, our compensation plan for NEOs (the "NEO Compensation Program") consists of the following principal elements:

•    Base salary;
•    Annual Non-Equity Incentive Compensation; and
•    Annual Long-Term Equity Awards.

Base Salary
The Compensation Committee, assisted by its compensation consultant, has since 2020, adopted a salary determination process primarily based on benchmarking our executive officer’s salaries against the salary levels of similar executives via an extensive library of compensation surveys as well as against comparable companies, principally based on industry, revenues and number of employees. This peer set is further supplemented by companies in our geographic regions as well as other public company competitors that may not have otherwise been included. As noted above, in February 2023, the Compensation Committee and Board, taking into consideration the recommendations of the compensation consultant, revised the Company's peer set used for this purpose.

Non-Equity Incentive Compensation
Eligibility for any non-equity incentive compensation for our NEOs in 2024 was originally set at a minimum attainment goal of 80% of yearly adjusted operating income as compared to budget. Annual non-equity incentive compensation of our NEOs, with the exceptions noted below, is based on achievement of a combination of Company-based and

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individual-based performance metrics. Eighty-five percent of the annual non-equity incentive compensation for our NEOs, with the exceptions noted below, is determined by achievement of Company-based performance metrics and 15% by achievement of individual-based performance metrics ("Individual Strategic Objectives"). Of the Company-based performance metrics, 70% is based on achievement of the GAAP-based financial metrics of adjusted operating income and net sales ("GAAP-Based Financial Metrics") and 15% is based on achievement of non-financial performance metrics which evaluate customer experience, operational excellence, product merchandising, human capital management and strategic plan initiatives ("Non-Financial Company Performance Metrics").

The Company makes annual awards of non-equity incentive compensation within ranges tiered by position. For NEOs, other than as noted for Messrs. Richard B. Leeds and Litwin, the non-equity incentive compensation target was 50% of annual base salary. The actual amount of a NEO’s non-equity incentive compensation is based upon the accomplishment of (i) the GAAP-Based Financial Metrics; (ii) the Non-Financial Company Performance Metrics; and (iii) the Individual Strategic Objectives.

The non-equity incentive compensation determinants for NEOs, other than as noted herein, can be summarized as follows:

Non-Financial
Company Performance
Metrics
15.0%
GAAP-Based Financial Metrics
70.0%
Individual
Strategic Objectives
15.0%

Individual performance-based incentive
Company performance-based incentive

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Computation of Non-Equity Incentive Compensation for NEOs

The annual non-equity incentive opportunity for 2024 for our NEOs, other than as noted, was as represented below:

		Percent Payout
	Non-Equity Incentive Compensation Determinants (%)	Threshold (%)	Target (%)	Maximum (%)
Adjusted Operating Income	55	50	100	175
Net Sales Performance	15	50	100	175
Non-Financial Company Performance Metrics	15	50	100	100
Individual Strategic Objectives	15	40	100	110
Total	100	48.5	100	154

Discretionary Adjustments Due to Exceptional Circumstances
The Compensation Committee has the discretion to recommend to the Board adjustments of the performance-based targets based on exceptional events such as acquisitions, other one-time charges or gains, or unforeseen circumstances that can skew normal operating results. Targets and non-equity incentive compensation are also subject to adjustment to prevent unreasonable results in the strict application of these formulas. In light of the leadership transition in 2024, the Compensation Committee exercised its discretion to recommend that the Board adjust the minimum attainment goal of adjusted operating income for non-equity incentive compensation eligibility to 65% from 80% relative to the Company’s annual operating plan. For 2024, the actual adjusted operating income was 77% relative to the Company's annual operating plan. Taking into account the discretionary adjustment to threshold, linear interpolation of actual results resulted in the following payout for our NEOs, other than as noted above.

		Percent Payout
	Non-Equity Incentive Compensation Determinants (%)	Threshold (%)	Target (%)	Maximum (%)
Adjusted Operating Income	55	42.5	100	175
Net Sales Performance	15	50	100	175
Non-Financial Company Performance Metrics	15	50	100	100
Individual Strategic Objectives	15	40	100	110
Total	100	44.4	100	154

Company-Based Performance – GAAP-Based Financial Metrics

In determining non-equity incentive compensation the GAAP-Based Financial Metrics are accorded a more significant weighting than the Non-Financial Company Performance Metrics, reflecting the Compensation Committee’s belief that the financial metrics are the most critical to enhancing stockholder value, maintaining long-term growth, and remaining competitive, and furthermore provide the funding for implementing the strategic accomplishments and corporate governance goals. Achievement and over-achievement of the financial goals results in incremental increases to the available incentive compensation pool in which the participating senior executives share.

•Adjusted Operating Income. The Compensation Committee believes this is the most important individual component and aligns the interests of NEOs with those of our stockholders, in addition to building long-term value. Adjusted operating income is defined as operating income adjusted for unusual or nonrecurring items as determined by our Compensation Committee.

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•Net Sales Performance. The Compensation Committee believes sales performance is key to the Company achieving the scale necessary to remain competitive with larger companies. Sales are defined as sales revenue net of returns on a constant currency basis. Sales are further adjusted for the impact of any acquisition or disposition which is completed during the plan year.
Financial targets are set such that only exceptional performance will result in payouts above the target incentive and poor performance will result in diminished or no incentive payment. The financial target performance objectives are set at a level for which there is a reasonably challenged chance of achievement based upon the range of assumptions used to build our annual budget and forecasted performance. The Company did not perform specific analysis on the probability of the achievement of the financial target performance objectives, given that the market is difficult to predict. Rather, we relied upon our experience in setting the goals guided by our objective of setting a reasonably attainable and motivationally meaningful goal.

Non-Financial Company Performance Metrics
The Compensation Committee set the non-financial Company performance metrics to align with the accomplishment of key strategic initiatives for the Company.

•Customer Experience. This metric measures achievement of the Company's customer experience objectives, including the acquisition rate of new business customers, the retention rate of customers, sales growth of key customer segments, e-commerce conversion rates and overall customer satisfaction scores.

•Operational Excellence. This metric measures achievement of the Company's operational excellence objectives, including on-time delivery rates, customer service productivity scores, distribution center cost control, improvements in key safety metrics inclusive of reductions in OSHA Recordable events.

•Product Merchandising. This metric measures achievement of the Company's product merchandising objectives, including expansion of the Global Industrial Exclusive Brands™ business.

•Human Capital Management. This metric measures achievement of the Company's human capital management objectives, including associate engagement scores and overall cost management of compensation expense in the Company.

•Strategic Plan Initiatives. This metric measures achievement of the Company's key strategic plan initiatives, including management of the organization’s technology roadmap, website enhancements, audit compliance and integration of Indoff.

The non-financial Company performance objectives for the Company’s senior executives are established by the Board in February of each year on recommendation of the Compensation Committee and assessed at the conclusion of each measurement period, which corresponds to the Company’s fiscal year. We measure these non-financial performance objectives on an annual basis, so that our senior executives will place greater focus on the short-term, cross-functional initiatives we have undertaken.

The non-financial Company performance objectives are measured based on whether or not the objective is either accomplished or not accomplished during the fiscal year. Accomplishment can be measured based on the percentage of the objective completed, or, if not quantitative, on a subjective basis based upon a fulsome assessment by the Compensation Committee and Board. The non-financial performance objectives have a maximum payment of 100% for full achievement of the objectives. There is no additional payment for overachievement of the objectives.

Individual Strategic Objectives
Individual strategic objectives for each NEO are tailored to goals identified for the business units each NEO oversees. These strategic objectives are composed of a variety of measurable strategic, financial and operational targets and initiatives including sales growth and margin improvement, cost management, process improvement, corporate development, and others as deemed appropriate by the CEO in consultation with the Compensation Committee and Board. In each case, the selected objectives are considered relevant to the scope of the senior executive’s functional areas of operation and are designed to support the accomplishment of the Company-based performance metrics and to incentivize management to accomplish the business’s strategic plan.

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In most cases, achievement is measured objectively and in some cases is assessed subjectively by the Compensation Committee and Board if a specific quantitative measurement is not available. The individual strategic objectives have a maximum payment of 110% for overachievement.

CEO Annual Non-Equity Incentive Compensation
Mr. Richard B. Leeds does not participate in any non-equity incentive compensation.
In conformity with Mr. Litwin's employment agreement with respect to voluntary departures, Mr. Litwin did not receive any non-equity incentive compensation for 2024. See Employment Arrangements with Named Executive Officers on page 46 of this Proxy Statement.
2024 Scorecard

For 2024, the Board set the following non-equity incentive compensation target amounts, non-equity incentive compensation maximum payout percentages and relative percentage weights for each component of the non-equity incentive compensation for each of our NEOs (excluding Mr. Richard B. Leeds, who does not participate in any non-equity incentive compensation or equity awards, and Mr. Litwin, who left his role before the end of the performance measurement period).

					Non-Financial Company Performance Metrics
Name	Target ($)	Cap (%)	Adjusted Operating Income (%)	Net Sales Performance (%)	Customer Scorecard (%)	Operational Scorecard (%)	Product Merchandising Scorecard (%)	Human Capital Scorecard (%)	Strategic Plan Implementation Scorecard (%)	Individual Objectives (%)
Thomas Clark	277,562	154	55	15	3	3	3	3	3	15
Manoj Shetty	274,602	154	55	15	3	3	3	3	3	15
Claudia Hughes	233,928	154	55	15	3	3	3	3	3	15
Adina G. Storch	255,903	154	55	15	3	3	3	3	3	15

2024 Individual Performance Against Objectives

The following table sets out the achievement level (presented as a percentage of target) for each component of the 2024 non-equity incentive compensation as well as the relative payout ratio earned based on the mechanics of each component for each of our NEOs (excluding Mr. Richard B. Leeds, who does not participate in any non-equity incentive compensation or equity awards, and Mr. Litwin, who left his role before the end of the performance measurement period). The aggregate payouts, expressed in dollars, appear in the Summary Compensation Table on page 41 of this Proxy Statement.

Name	Adjusted Operating Income (%)		Net Sales Performance (%)		Customer Scorecard (%)	Operational Scorecard (%)	Product Merchandising Scorecard (%)	Human Capital Scorecard (%)	Strategic Plan Implementation Scorecard (%)	Individual Objectives (%)	Weighted Average Eligible Non-Equity Incentive Compensation (%)
	Actual	Payout Ratio	Actual	Payout Ratio	Actual	Actual	Actual	Actual	Actual	Actual
Thomas Clark	77	42.5	90	75	93	95	90	95	75	100	63.1
Claudia Hughes	77	42.5	90	75	93	95	90	95	75	100	63.1
Manoj Shetty	77	42.5	90	75	93	95	90	95	75	100	63.1
Adina G. Storch	77	42.5	90	75	93	95	90	95	75	110	64.6

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Long-Term Equity Awards
Equity-based compensation provides an incentive for NEOs to manage the Company with a view to achieving results which would increase our stock price over the long-term and, therefore, the return to our stockholders.

Basic Features and Types of Awards. In March 2020, our Board adopted the Global Industrial Company 2020 Omnibus Long-Term Incentive Plan (the “Equity Plan”), which was approved by our stockholders in June 2020. The equity grants made in 2024 were made under the Equity Plan.

The Equity Plan is intended to help us (i) attract and retain exceptional directors, including independent directors, executive personnel and other key employees, including consultants and advisors to the Company and its affiliates; (ii) motivate such award recipients by means of performance-related incentives to achieve long-range performance goals; iii) enable such recipients to participate in the long-term growth and financial success of the Company; and (iv) help encourage retention.

The Equity Plan provides for the granting of various equity- or cash-based awards, subject to certain limits including a maximum of 1,500,000 shares (or $10,000,000 in the case of cash performance awards) per individual per year. Under the Equity Plan, an aggregate of 7,500,000 shares of common stock were authorized for stock-based awards, of which 6,505,229 shares remained available for future issuance as of the April 10, 2025 record date.

Administration of the Equity Plan. The Compensation Committee has the authority to administer, interpret and construe any provision of the Equity Plan and to adopt such rules and regulations for administering the Equity Plan as it deems necessary or appropriate.
Further, the Compensation Committee has sole discretion over the terms and conditions of any award, including:

•the persons who will receive awards;
•the type of awards granted;
•the number of shares subject to each award;
•exercise price of an award;
•expiration dates;
•vesting schedules;
•distribution and delivery schedules;
•forfeiture provisions;
•conditions on the achievement of specified performance goals for the granting or vesting of options, restricted stock, restricted stock units or cash awards; and
•other material features of awards.

Key Features of Annual Long-Term Equity Awards. In 2023, in consultation with our compensation consultant, we adopted several changes to the structure of our annual long-term equity awards other than for Mr. Litwin (as described below). These changes included, among others, changes to the mix of equity awards to include time-based restricted stock unit awards, in addition to performance-based restricted stock unit awards and options. Other changes included changing the performance measurement period elimination of deferred distribution after vesting for our restricted stock unit awards, and imposition of minimum equity holding requirements for certain directors and officers. Mr. Richard B. Leeds does not participate in any equity awards. For more information, see Employment Arrangements with Named Executive Officers on page 46 of this Proxy Statement. Some of the key features adopted by the Compensation Committee in 2023 for the Company's long-term equity awards are as follows:

•Target equity incentive compensation. We make annual awards of equity incentive compensation within ranges tiered by position. For 2024, target equity incentive awards were denominated as 50% performance-based restricted stock units, 25% stock options and 25% time-based restricted stock units (number of shares based on relative fair market value as of the grant date, including applying Black-Scholes formula for options valuation).
•Vesting of performance-based restricted stock units. Starting in 2023 we have provided that performance-based restricted stock unit awards will cliff-vest at the conclusion of a three-year performance period based upon three-year achievement of cumulative adjusted operating income results (e.g., performance-based

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restricted stock units granted in 2023 will cliff vest at the conclusion of December 31, 2025), subject to continuous employment with Global Industrial (subject to certain exceptions).

•Vesting of time-based restricted stock units and stock options. Generally the time-based restricted stock units and stock options vest ratably over four years with 25% vesting on each anniversary of the grant date, subject to continuous employment with Global Industrial (subject to certain exceptions).
Components of Current Equity Awards. Outstanding equity-based awards consist of two distinct types of equity compensation:

•non-qualified stock options granted with an exercise price equal to 100% of the stock’s fair market value on the grant date (based on the NYSE closing price of our common stock on that date); and
•either time- or performance-based restricted stock units granted subject to specified vesting conditions (and, additionally, for performance awards granted in 2020 through 2022, subject to deferred delivery of shares post-vesting).

Future Equity Awards. Future equity awards under the Equity Plan may be in the form of:

•incentive stock options;
•non-qualified stock options;
•stock appreciation rights;
•restricted stock;
•restricted stock units;
•cash performance awards; or
•other stock-based awards.

CEO Annual Equity Awards. Mr. Richard B. Leeds does not participate in equity awards.

Mr. Litwin's annual equity award was determined in accordance with his employment agreement. See Employment Arrangements with Named Executive Officers on page 46 of this Proxy Statement.

Anti-Hedging and Anti-Pledging Policy
The Company does not have a policy regarding the ability of its employees to hedge or pledge Company securities, including with respect to the types of transactions identified in Item 407(i)(1) of Regulation S-K.
Clawback Policy
The Company's clawback policy adopted in compliance with NYSE listing rules and Section 10D of the Exchange Act provides for recovery of incentive compensation, if any, in excess of what would have been paid to our executive officers in the event the Company is required to prepare an accounting restatement.
Stock Ownership Guidelines
The Compensation Committee believes that directors and officers should have a clear financial alignment with our stockholders, and for this reason, implemented stock ownership guidelines for certain officers and non-management directors. Unearned performance-based restricted stock units, unvested time-based restricted stock units and unvested restricted stock do not count towards ownership of our common stock under the guidelines. For the CEO, the multiple is three times base salary, while for the other executive officers, the multiple is one times base salary, and for the non-management directors, the multiple is one times the base cash retainer, in each case with a five-year phase-in period.

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Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code (the “Code”) limits to $1,000,000 the U.S. federal income tax deductibility of compensation paid in one year to certain of a company's executive officers. Our Compensation Committee will – consistent with its past practice – continue to retain flexibility to design compensation programs that are in the best long-term interests of the Company and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.
Benefits, Perquisites and Other Compensation
The Company provides various employee benefit programs to our associates, including executive officers such as:

•medical, dental, life and disability insurance benefits;
•our 401(k) plan, which includes a company matching contribution;
•our Employee Stock Purchase Program which offers employees the ability to purchase shares of our common stock at a discount to market prices on a predefined biannual schedule;
•automobile allowances and related reimbursements to all executive officers and certain other members of Global Industrial's management team which are not provided to all employees;
•severance payments and/or change of control payments pursuant to negotiated employment agreements with the Company (described below); and
•paid parental leave for all associates who have worked for the Company for at least twelve months.

The Company does not provide any pension benefits or deferred compensation under any defined contribution or other plan on a basis that is not tax-qualified.

Other than the Company's 401(k) plan, the Company does not provide retirement benefits.

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Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024.
Submitted by the Compensation Committee of the Board,
Chad M. Lindbloom (Chairman)
Gary S. Michel
Paul S. Pearlman
Robert D. Rosenthal

Compensation Committee Interlocks and Insider Participation
At the end of fiscal year 2024, the members of Global Industrial’s Compensation Committee were Messrs. Lindbloom, Michel, Pearlman and Rosenthal.

None of the members of the Compensation Committee has served as an officer or employee of Global Industrial or had any relationship requiring disclosure by Global Industrial under Item 404 of the SEC’s Regulation S-K, which addresses related person transactions.

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Executive Compensation
Summary Compensation Table
The following table sets forth the compensation earned by the NEOs for fiscal years 2024, 2023 and 2022:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)	Total ($)
Richard B. Leeds Executive Chairman and Former Interim Chief Executive Officer	2024	950,000	–	–	–	–	30,000(4)	980,000
	2023	950,000	–	–	–	–	30,000	980,000
	2022	950,000	–	–	–	–	30,000	980,000
Thomas Clark Senior Vice President and Chief Financial Officer	2024	555,124	–	983,006	138,786	175,211	43,556(5)	1,895,683
	2023	536,400	–	481,118	67,036	166,457	38,557	1,289,568
	2022	518,200	–	97,200	97,200	253,755	39,895	1,006,250
Claudia Hughes Senior Vice President and Chief Sales Officer	2024	467.857	–	688,085	70,186	147,667	54,795(6)	1,428,590
	2023	454,200	–	385,329	56,765	140,970	40,821	1,078,085
	2022	441,000	–	297,700	82,700	215,945	29,114	1,066,459
Manoj Shetty Senior Vice President and Chief Information Officer	2024	549,202	–	807,775	82,386	173,342	38,650(7)	1,651,235
	2023	535,800	–	200,900	66,968	166,288	34,486	1,004,442
	2022	525,300	–	98,500	98,500	257,225	43,612	1,023,137
Adina G. Storch(8) Senior Vice President, General Counsel and Corporate Secretary	2024	511,808	–	884,173	120,570	165,378	36,123(9)	1,718,052
	2023	–	–	–	–	–	–	–
	2022	–	–	–	–	–	–	–
Barry Litwin Former Chief Executive Officer	2024	661,344	–	887,508	187,500	–	191,803(10)	1,928,155
	2023	983,700	–	900,012	199,978	456,508	234,859	2,775,057
	2022	955,000	–	1,700,000	–	1,322,376	259,860	4,237,236
(1)This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2024.
(2)This column represents the fair value of the stock option on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. These amounts were calculated using the Black-Scholes option-pricing model. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2024.
(3)The 2022 figures in this column represent the amount earned in fiscal year 2022 (although paid in fiscal year 2023) pursuant to the 2022 senior executive compensation plan; the 2023 figures in this column represent the amount earned in fiscal year 2023 (although paid in fiscal year 2024) pursuant to the 2023 senior executive compensation plan; and the 2024 figures in this column represent the amount earned in fiscal year 2024 (although paid in fiscal year 2025) pursuant to the 2024 senior executive compensation plan. For more information, see Grants of Plan-Based Awards in 2024 on page 42 of this Proxy Statement. Because these payments were based on predetermined performance metrics, these amounts are reported in the Non-Equity Incentive Compensation column.
(4)Auto-allowance.
(5)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($7,762) and dividend equivalent payments on unvested restricted stock units ($21,394).
(6)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($7,762), dividend equivalent payments on unvested restricted stock units ($25,161) and prize related expenses ($7,472).
(7)Includes auto-allowance ($18,000), Global Industrial 401(k) contributions ($7,762) and dividend equivalent payments on unvested restricted stock units ($12,888).
(8)Ms. Storch was not a NEO prior to fiscal year 2024, and therefore no amounts are reported for fiscal years 2023 and 2022 in the Summary Compensation Table.
(9)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($7,762) and dividend equivalent payments on unvested restricted stock units ($13,961).
(10)Includes auto-allowance ($17,500), transportation-related expenses ($40,309), gross-up on transportation-related expenses ($42,038), Global Industrial 401(k) contributions ($7,762) and dividend equivalent payments on unvested restricted stock units ($84,194).

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Grants of Plan-Based Awards in 2024
The following table sets forth the estimated possible payouts of equity and non-equity incentive awards granted to our NEOs in respect of 2024 performance under the 2024 senior executive compensation plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Compensation Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)
Thomas Clark	-	64,880	277,562	427,445	25,991	8,396	43.83	1,121,792
Claudia Hughes	-	54,681	233,928	360,249	18,702	4,246	43.83	758,272
Manoj Shetty	-	64,188	274,601	422,886	21,955	4,984	43.83	890,161
Adina G. Storch	-	59,818	255,904	394,092	23,458	7,924	43.83	1,004,743
Barry Litwin	-	N/A	N/A	N/A	23,305	11,343	43.83	1,075,008
(1)    Amounts presented assume payment of threshold, target and maximum awards at the applicable level based on their employment terms. Threshold values are based upon the previously mentioned exercise of discretion from the Compensation Committee.
(3)     In addition to the annual equity grant described herein, on August 27, 2024 the Compensation Committee approved a one-time special award of 16,492 time-based restricted stock units to Mr. Clark.
(4)     In addition to the annual equity grant described herein, on August 27, 2024 the Compensation Committee approved a one-time special award of 13,899 time-based restricted stock units to Ms. Hughes.
(3)     In addition to the annual equity grant described herein, on August 27, 2024 the Compensation Committee approved a one-time special award of 16,316 time-based restricted stock units to Mr. Shetty.
(4)     In addition to the annual equity grant described herein, on August 27, 2024 the Compensation Committee approved a one-time special award of 15,205 time-based restricted stock units to Ms. Storch.
(5)     In addition to the annual equity grant described herein, on February 28, 2024, the Compensation Committee approved a one-time special award of 4,278 performance-based restricted stock units and a one-time special award of 11,343 options to Mr. Litwin.

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Equity Grant Practices
While the Company does not have a formal policy related to timing of equity-based awards, consistent with past practice, the Company grants most equity-based awards on a predetermined schedule aligned with the annual executive compensation review cycle, with the Compensation Committee approving grants to NEOs at the same time that equity awards are granted to all other employees who are eligible for such awards. From time to time, the Company may grant additional one-time, equity-based awards in connection with an employee's initial hire, promotion or for other reasons. The Compensation Committee does not take into account material, non-public information when determining the timing and terms of awards, nor do they time disclosure of material non-public information for the purpose of affecting the value of executive compensation with such awards.

As required by Item 402(x) of Regulation S-K under the Exchange Act, we are providing the following information about the stock options granted to our NEOs on February 28, 2024, one business day before the filing of a Form 8-K disclosing our financial results for the fourth quarter ended December 31, 2023.
.

Name	Grant Date	Number of securities underlying the award (#)	Exercise price of the award ($/Sh)	Grant date fair value of the award ($)
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
(%)

Thomas Clark	2/28/2024	8,396	43.83	138,786	(3.7)%
Claudia Hughes	2/28/2024	4,246	43.83	70,186	(3.7)%
Manoj Shetty	2/28/2024	4,984	43.83	82,386	(3.7)%
Adina G. Storch	2/28/2024	7,294	43.83	120,570	(3.7)%
Barry Litwin	2/28/2024	11,343	43.83	187,500	(3.7)%

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Outstanding Equity Awards at Year-End for Fiscal Year 2024
The following table sets forth information regarding stock option and restricted stock unit awards previously granted to our NEOs which were outstanding at the end of fiscal year 2024.
The market value of the unvested stock award is based on the closing price of one share of our common stock as of December 31, 2024, the last trading day of the fiscal year 2024, which was $24.79.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Thomas Clark	2,500	0(1)	6.01(2)	02/01/26	1,193(3)	29,574
	25,000	0(1)	6.02(2)	11/10/26	2,131(4)	52,827
	24,948	0(5)	23.72	01/17/29	4,625(6)	114,654
	9,845	0(1)	23.65	02/10/30	6,333(7)	156,995
	4,013	1,337(1)	44.17	02/21/31	1,734(8)	42,986
	3,717	3,717(1)	32.59	02/13/32	7,244(8)	179,579
	1,483	4,450(1)	28.99	02/21/33	3,166(9)	78,485
	0	8,396(1)	43.83	02/28/34	16,492(10)	408,837
Claudia Hughes	4,392	1,463(1)	44.17	02/21/31	1,305(3)	32,351
	3,164	3,163(1)	32.59	02/13/32	1,813(4)	44,944
	1,256	3,768(1)	28.99	02/21/33	3,917(6)	97,102
	0	4,246(1)	43.83	02/28/34	3,202(7)	79,378
					3,225(11)	79,948
					1,468(8)	36,392
					5,824(13)	144,377
					1,601(9)	39,689
					13,899(10)	344,556
Manoj Shetty	24,250	0(5)	23.72	01/17/29	1,208(3)	29,946
	10,174	0(1)	23.65	02/10/30	2,160(4)	53,546
	4,068	1,355(1)	44.17	02/21/31	4,620(6)	75,411
	3,768	3,768(1)	32.59	02/13/32	3,759(7)	93,186
	1,482	4,445(1)	28.99	02/21/33	1,732(8)	42,936
	0	4,984(1)	43.83	02/28/34	1,880(9)	46,605
					16,316(10)	404,474
Adina G. Storch	5,217	1,739(1)	40.34	10/25/31	1,891(4)	46,878
	3,300	3,299(1)	32.59	02/13/32	4,105(6)	101,763
	1,317	3,949(1)	28.99	02/21/33	5,502(7)	136,395
	0	7,294(1)	43.83	02/28/34	805(12)	19,556
					1,539(8)	38,152
					2,751(9)	68,197
					15,205(10)	376,932
Barry Litwin	49,183	0(14)(15)	23.14	01/07/29
	6,349	0(1)(15)	44.17	02/21/31
	4,425	0(1)(15)	28.99	02/21/33
(1)The stock options vest 25% per year over four years from date of grant. The stock option expiration date is ten years after the grant date for each stock option.
(2)On January 17, 2019, the exercise price of each outstanding stock option was amended to reduce such exercise price by $2.30.
(3)The performance-based restricted stock units vest over four years through 2024 based upon year-over-year growth in Adjusted Operating Income.
(4)The performance-based restricted stock units vest over four years through 2025 based upon year over year growth in Adjusted Operating Income.
(5)The stock options vest 25% per year over four years from December 31, 2018. The grant date was January 17, 2019.
(6)The performance-based restricted stock units vest on December 31, 2025 based upon growth in Adjusted Operating Income during the period from January 1, 2023 through December 31, 2025.
(7)The performance-based restricted stock units vest on December 31, 2026 based upon growth in Adjusted Operating Income during the period from January 1, 2024 through December 31, 2026.
(8)The time-based restricted stock units vest 25% per year over four years from date of grant (February 21, 2023).
(9)The time-based restricted stock units vest 25% per year over four years from date of grant (February 28, 2024).
(10)The time-based restricted stock units vest 50% per year over two years from date of grant (August 27, 2024).
(11)The time-based restricted stock units vest 25% per year over four years from date of grant (July 1, 2022).
(12)The time-based restricted stock units vest 25% per year over four years from date of grant (October 25, 2021).
(13)The time-based restricted stock units vest 25% per year over four years from date of grant (June 30, 2023).
(14)The stock options vested as follows: 20% of the stock options vested on the first anniversary of the grant date, 20% vested on the second anniversary and 10% vested on each subsequent anniversary of the grant date. The grant date was January 17, 2019.
(15)Mr. Litwin served as Chief Executive Officer until his voluntary departure effective as of August 21, 2024, and on August 21, 2024, the vested portions of his options were exercisable for six months, and the unvested portions were forfeited.

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Option Exercises and Stock Vested for Fiscal Year 2024
The table below shows stock options that were exercised, and restricted stock units that vested, during fiscal year 2024 for each of our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas Clark	0	0	2.993(1)	132,829
Claudia Hughes	0	0	1,613(2) 490(1) 1,941(3)	49,648 21,746 60,881
Manoj Shetty	0	0	578(1)	26,652
Adina G. Storch	0	0	806(4) 513(1)	27,017 22,767
Barry Litwin	0	0	6,050(5) 7,068(6) 4,688(7) 849(8) 4,476(9) 6,001(10) 7,259(11)	222,580 260,032 172,472 37,679 164,672 220,777 267,059
(1)The time-based restricted stock units vest 25% per year over four years from date of grant (February 21, 2023).
(2)The time-based restricted stock units vest 25% per year over four years from date of grant (July 1, 2022).
(3)The time-based restricted stock units vest 25% per year over four years from date of grant (June 30, 2023).
(4)The time-based restricted stock units vest 25% per year over four years from date of grant (October 25, 2021).
(5)The time-based restricted stock units vest 20% per year over five years from date of grant (January 7, 2019).
(6)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2020).
(7)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2021).
(8)The time-based restricted stock units vest 25% per year over four years from date of grant (February 21, 2021).
(9)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2022).
(10)The time-based restricted stock units vest 20% per year over five years from date of grant (July 1, 2022).
(11)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2023).

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Employment Arrangements with Named Executive Officers
The 2025 salary levels discussed below reflect the Compensation Committee’s view that such levels are appropriate in light of the current business performance and expected performance in 2025 and takes into account the other compensation elements applicable to each employee.

Richard B. Leeds. Mr. Richard B. Leeds does not have an employment agreement and is an “at will” employee, with a base salary of $950,000 for 2025, and does not participate in any non-equity incentive compensation or equity awards.

Thomas Clark. Mr. Clark does not have an employment agreement and is an “at will” employee. Mr. Clark’s non-equity incentive compensation for 2024, like that of our other senior executives, was determined as described above under the heading 2024 Senior Executive Compensation Plan. Mr. Clark’s base salary for 2025 is set at $555,124. Compensation that may become payable following the termination of his employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 47 of this Proxy Statement.

Claudia Hughes. Ms. Hughes does not have an employment agreement and is an “at will” employee. Ms. Hughes' non-equity incentive compensation for 2024, like that of our other senior executives, was determined as described above under the heading 2024 Senior Executive Compensation Plan. Ms. Hughes' base salary for 2025 is set at $467,857. Compensation that may become payable following the termination of her employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 47 of this Proxy Statement.

Manoj Shetty. Mr. Shetty does not have an employment agreement and is an “at will” employee. Mr. Shetty’s non-equity incentive compensation for 2024, like that of our other senior executives, was determined as described above under the heading 2024 Senior Executive Compensation Plan. Mr. Shetty’s base salary for 2025 is set at $549,202. Compensation that may become payable following the termination of his employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 47 of this Proxy Statement.

Adina G. Storch. The Company entered into an employment agreement with Ms. Storch to employ her as Senior Vice President, General Counsel and Corporate Secretary, commencing October 25, 2021 (the "Commencement Date"). The agreement, as amended, provides for a minimum annual base salary of $511,808 (which may be increased at the discretion of Global Industrial), which is unchanged for 2025. Ms. Storch is also eligible for an annual cash bonus in a target amount of 50% of Ms. Storch's base salary, based upon the achievement of individual and departmental performance objectives and Global Industrial performance objectives established by Global Industrial, an annual grant of equity in a target amount not less than 94.23% of base salary and a car allowance. Compensation that may become payable following the termination of her employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 47 of this Proxy Statement.

Barry Litwin. The Company entered into an employment agreement with Mr. Litwin to employ him as Chief Executive Officer, commencing January 7, 2019 (the "Commencement Date"). Mr. Litwin served as Chief Executive Officer of Global Industrial until his voluntary departure effective as of August 21, 2024. The agreement provided for a minimum annual base salary of $825,000, which had been increased to $1,013,200 by 2024, and an annual cash bonus in an amount to be determined by the Company under its senior executive compensation plan, which cash bonus generally was expected to range from 0%-150% of Mr. Litwin’s annual base salary, with an on-target performance payout of 135% of annual base salary, assuming Mr. Litwin meets the performance objectives (including the financial and other performance objectives) established for him by the Company. In addition, on each anniversary of the Commencement Date, he received an equity grant of time-based restricted stock units equal to the quotient of $700,000 divided by the then per share fair market value of the Company’s common stock as quoted on the NYSE at the close of business on the day prior to each such anniversary date. The initial grant of time-based restricted stock units vested over five years in equal 20% installments commencing on the one-year anniversary date of such grant date provided that Mr. Litwin was still employed by the Company. Thereafter, each subsequent annual grant of time-based restricted stock units vested over four years in equal 25% installments commencing on the one-year anniversary date of each such annual grant provided Mr. Litwin was still employed by the Company. Mr. Litwin was also entitled to a car allowance. In conformity with the terms of Mr. Litwin's employment agreement with respect to voluntary departures, Mr. Litwin did not receive any non-equity incentive compensation for 2024.

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Potential Payments Upon Termination of Employment or Change in Control
Cash Distributions Upon Termination
Claudia Hughes. Pursuant to Ms. Hughes' offer letter, if her employment is terminated by the Company without cause, Ms. Hughes shall be entitled to receive severance pay equal to six months' base salary.

Adina G. Storch. Pursuant to Ms. Storch's employment agreement, in the event of Ms. Storch’s termination for any reason, the Company will pay Ms. Storch her base salary and car allowance through the date of her termination of employment, reimbursement of outstanding expenses, accrued and unpaid benefits, including paid time off, and any earned but unpaid annual bonus for any completed fiscal year that ended prior to her termination (the “Accrued Obligations”). In addition to the Accrued Obligations, if Ms. Storch’s employment is terminated on account of her death or total disability, the Company will pay Ms. Storch (or in the event of her death, her designee and if none, her estate) a pro-rated bonus for the year of termination based on the greater of her annual target bonus and the average annual bonus paid to Ms. Storch for the two prior years of employment. If Ms. Storch’s employment is terminated by the Company without Cause (as defined in her employment agreement) or she terminates for Good Reason (as defined in her employment agreement), in addition to the Accrued Obligations, and subject to Ms. Storch timely entering into a general release, she shall also receive severance payments equal to six months’ base salary and reimbursement of costs for COBRA insurance coverage for up to six months. Ms. Storch’s employment agreement further provisions that if the Company offers severance for longer than six months or provides any additional bonus-based benefit to other similarly situated executives (i.e., SVPs or above but excluding the CEO), Ms. Storch shall have a right to such additional severance consideration.

Barry Litwin. In conformity with Mr. Litwin's employment agreement with respect to voluntary departures, Mr. Litwin did not receive any cash distributions upon his voluntary departure.

Equity Distributions Upon Termination
Thomas Clark, Claudia Hughes and Manoj Shetty. Pursuant to (i) each of the performance-based restricted stock unit agreements with Mr. Clark (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024); Ms. Hughes (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024); Mr. Shetty (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024) and (ii) each of the time-based restricted stock unit agreements with Mr. Clark (dated February 21, 2023, February 28, 2024 and August 27, 2024), Ms. Hughes (dated July 1, 2022, February 21, 2023, June 30, 2023, February 28, 2024 and August 27, 2024); Mr. Shetty (dated February 21, 2023, February 28, 2024 and August 27, 2024): (a) if the applicable NEO is terminated for Cause (as defined in the applicable agreement), any unvested portion of his/her restricted stock units will terminate and be forfeited; (b) if the applicable NEO’s employment is terminated by the Company without Cause or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change in Control (as defined in the applicable agreement), he/she will become immediately vested in all unvested restricted units (for the 2023 and 2024 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units; and (c) if the applicable NEO’s employment is terminated due to total disability or death, his/her estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested restricted units (for the 2023 and 2024 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units.
Pursuant to the stock option agreements with Mr. Clark (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024); Ms. Hughes (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024); and Mr. Shetty (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024): if the applicable NEO's employment is terminated by the Company without Cause (as defined in the applicable agreement) or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change In Control (as defined in the applicable agreement), he/she will become immediately vested in all outstanding unvested stock options, and all of the applicable NEO's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.

Adina G. Storch. Pursuant to Ms. Storch's employment agreement, all of Ms. Storch’s outstanding equity awards shall become immediately 100% vested (for performance awards, such awards to vest assuming target performance) upon Ms. Storch’s termination by the Company, including, but not limited to, termination by Ms. Storch for Good Reason (as defined in her employment agreement) within six months following a Change in Control (as defined in her employment agreement), and all of her options shall remain exercisable for no less than ninety days following her termination (but in no event later than the original expiration date of the option). In the event of any inconsistency

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between Ms. Storch’s equity award agreements and her employment agreements regarding her equity awards, the terms most favorable to Ms. Storch shall apply.

Standard Option Agreements. Pursuant to our standard option agreements, in the event the employment of any of our NEOs is terminated for any reason other than death, total disability or Cause (as defined in the applicable agreement), the vested portions of his/her options will be exercisable for up to three months, and the unvested portion will be forfeited. In connection with Mr. Litwin's voluntary departure, the Company amended his stock option agreements (dated January 7, 2019, February 21, 2021 and February 21, 2023) to extend the exercise period from three months to six months. In the event of death or total disability, the vested portion of his/her options will be exercisable for up to one year, and the unvested portion will be forfeited. In the event of termination for Cause, all unexercised options (vested and unvested) will be forfeited.

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The table below describe potential payments and benefits payable upon termination of employment or change In control as of December 31, 2024, the last day of fiscal year 2024 to each NEO and using the closing price of our common stock on December 31, 2024, the last trading day of fiscal year 2024. These amounts are estimates and the actual amounts to be paid can only be determined at the time of the termination of employment or the date of the change in control. We also retain the discretion to provide additional payments or benefits to any of our NEOs upon any termination of employment or change in control.

Named Executive Officer	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Thomas Clark
Cash Severance Payment	-	-	-	-
Value of Accelerated Vesting of Stock Option Awards	-	-	-	0(1)(2)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	-	1,063,937(3)(4)	-	1,083,937(3)(4)
Claudia Hughes
Cash Severance Payment	233,929(5)	-	-	233,929(5)
Value of Accelerated Vesting of Stock Option Awards	-	-	-	0(2)(6)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	-	898,737(4)(7)	-	898,737(4)(7)
Manoj Shetty
Cash Severance Payment	-	-	-	-
Value of Accelerated Vesting of Stock Option Awards	-	-	-	0(2)(8)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	-	785,223(4)(9)	-	785,223(4)(9)
Adina G. Storch
Cash Severance Payment	256,002(10)	255,904(11)	-	256,002(10)
Value of Accelerated Vesting of Stock Option Awards	0(12)(13)	-	-	0(12)(13)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	788,272(12)(14)	788,272(12)(14)	-	788,272(12)(14)
(1)Represents accelerated vesting of 17,900 stock options, all of which were out of the money as of December 31, 2024.
(2)Pursuant to the stock option agreements with Mr. Clark (February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024); Ms. Hughes (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024); and Mr. Shetty (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024), if the applicable NEO's employment is terminated by the Company without Cause (as defined in the applicable agreement) or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change In Control (as defined in the applicable agreement), he/she will become immediately vested in all outstanding unvested stock options, and all of the applicable NEO's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(3)Represents accelerated vesting of 28,636 unvested time-based restricted stock units and accelerated vesting of 14,282 unvested performance-based restricted stock units.
(4)Pursuant to (i) each of the performance-based restricted stock unit agreements with Mr. Clark (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024); Ms. Hughes (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024); Mr. Shetty (dated February 21, 2021, February 13, 2022, February 21, 2023 and February 28, 2024) and (ii) each of the time-based restricted stock unit agreements with Mr. Clark (dated February 21, 2023, February 28, 2024 and August 27, 2024), Ms. Hughes (dated July 1, 2022, February 21, 2023, June 30, 2023, February 28, 2024 and August 27, 2024); Mr. Shetty (dated February 21, 2023, February 28, 2024 and August 27, 2024), (a) if the applicable NEO’s employment is terminated by the Company without Cause or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change in Control (as defined in the applicable agreement), he/she will become immediately vested in all unvested restricted units (for the 2023 and 2024 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units; and (b) if the applicable NEO’s employment is terminated due to total disability or death, his/her estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested restricted stock units (for the 2023 and 2024 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units.
(5)Represents six-months' base salary.
(6)Represents accelerated vesting of 12,640 stock options, all of of which were out of the money as of December 31, 2024.
(7)Represents accelerated vesting of 26,017 unvested time-based restricted stock units and accelerated vesting of 10,237 unvested performance-based restricted stock units.
(8)Represents accelerated vesting of 14,552 stock options, all of of which were out of the money as of December 31, 2024.
(9)Represents accelerated vesting of 19,928 unvested time-based restricted stock units and accelerated vesting of 11,747 unvested performance-based restricted stock units.
(10)Represents six-months' base salary and reimbursement of medical and dental under COBRA for 6 months.
(11)Represents pro rata bonus based on the greater of the annual target bonus for year of termination or the average annual bonus paid for the two prior years.
(12)Pursuant to Ms. Storch's employment agreement, all of Ms. Storch’s outstanding equity awards shall become immediately 100% vested (for performance awards, such awards to vest assuming target performance) upon Ms. Storch’s termination by the Company, including, but not limited to, termination by Ms. Storch for Good Reason (as defined in her employment agreement) within six months following a Change in Control (as defined in her employment agreement), and all of her options shall remain exercisable for no less than ninety days following her termination (but in no event later than the original expiration date of the option). In addition, if Ms. Storch’s employment is terminated due to total disability or death, her estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested restricted units (for the 2023 and 2024 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units.
(13)Represents accelerated vesting of 16,281 stock options, all of of which were out of the money as of December 31, 2024.
(14)Represents accelerated vesting of 20,300 unvested time-based restricted stock units and accelerated vesting of 11,498 unvested performance-based restricted stock units.

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CEO Pay Ratio Disclosure
As permitted under the SEC rules, in order to identify our “median employee” to compare to our CEO, we took into account our entire employee population (other than our CEO) at December 31, 2024, located in the United States, Canada, and India, including full- and part-time employees and temporary/seasonal employees (1,788 employees). We used the compensation components utilized in the Summary Compensation Table on page 41 of this Proxy Statement for the period from January 1, 2024 to December 31, 2024 as the compensation measure to identify the median employee, and the median employee’s compensation. We annualized total compensation for those employees who commenced work during 2024 and excluded our cost of providing health and wellness benefits for all employees.

The pay ratio specified below is a reasonable estimate calculated in a manner that is intended to be consistent with Item 402(u) of Regulation S-K under the Exchange Act. In calculating total compensation for our median employee and CEO as presented in the Summary Compensation Table on page 41 of this Proxy Statement, we included, among other things, base salary, overtime, incentive payments, and stock-based compensation (based on the grant date fair value of awards granted during 2024). Because the Company had more than one non-concurrent CEO during its fiscal year, we calculated the compensation provided to each CEO during the year for the time he served in this position and combined those figures. For the purposes of this calculation, the total compensation for each CEO who served in 2024 matches the total compensation described for such CEO in the Summary Compensation Table on page 41 of this Proxy Statement.

The median team member's estimated total compensation for 2024 was $52,988. The ratio of CEO pay to median team member pay is estimated to be 43 to 1.

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Pay Versus Performance
Background
The following section has been prepared in accordance with the SEC’s pay versus performance (“PvP”) disclosure rules. Under the PvP rules, the SEC has developed a new definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared here to certain performance measures defined by the SEC.

Pay Versus Performance Table
In accordance with the SEC’s PvP rules, below is the required tabular disclosure for the Principal Executive Officer
(“PEO”) and the average for the NEOs excluding the PEO (“Non-PEO NEOs”) for 2024, 2023, 2022, 2021 and 2020.

Year (a)	Summary Compensation Table Total (1)(2)		Compensation Actually Paid to PEO(3)(4) ($) (c)		Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)(f)	Average Compensation Actually Paid to Non-PEO NEOs (g)(1)(3)(4)	Value of Initial Fixed $100 Investment Based On:(5)		Net Income ($mm) (j)	Adjusted Operating Income ($mm) (k)
	For First PEO (b)	For Second PEO (c)	For First PEO (d)	For Second PEO (e)			Total Shareholder Return (h)	Peer Group Total Shareholder Return (i)
2024	1,928,155	354,411	(1,389,595)	354,411	1,580,810	1,197,739	127.05	187.17	61.0	80.5
2023	2,775,057	N/A	4,902,796	N/A	1,052,016	1,458,579	193.31	157.48	70.7	96.5
2022	4,237,236	N/A	2,166,146	N/A	1,036,904	703,292	113.95	138.39	78.8	105.2
2021	2,994,500	N/A	3,543,568	N/A	1,075,700	963,934	193.48	202.44	103.3	88.0
2020	3,043,500	N/A	4,189,473	N/A	1,155,400	1,432,153	162.81	141.94	65.4	84.1
(1)Mr. Litwin served as PEO during 2020, 2021, 2022, 2023 and through August 21, 2024 (the "First PEO") and Mr. Richard B. Leeds served as our PEO from August 21, 2024 through February 17, 2025 (the "Second PEO"). The individuals comprising the Non-PEO NEOs for each year presented are as follows:
2024: Thomas Clark, Claudia Hughes, Manoj Shetty and Adina G. Storch
(2)2023: Richard B. Leeds, Bruce Leeds, Robert Leeds, Thomas Clark, Claudia Hughes and Manoj Shetty.
2022: Thomas Clark, Claudia Hughes, Manoj Shetty and Klaus Werner.
2021: Richard B. Leeds, Bruce Leeds, Robert Leeds, Thomas Clark and Eric Lerner.
2020: Richard B. Leeds, Bruce Leeds, Robert Leeds, Thomas Clark, Ritesh Chaturbedi, Robert Dooley and Eric Lerner. The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Litwin for each corresponding year in the Total Compensation column of the Summary Compensation Table. The dollar amounts reported in column (c) is the total compensation for Mr. Richard B. Leeds for the August 21, 2024 through December 31, 2024 period.See Summary Compensation Table on page 41 of this Proxy Statement.
(3)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each corresponding year, adjusted as described in footnote 4 below. Compensation actually paid to Mr. Litwin in 2024 reflects the forfeiture of unvested equity awards.
(4)For each of 2024, 2023, 2022, 2021 and 2020, the values included in this column for the compensation actually paid to our PEO(s) and the average compensation actually paid to our Non-PEO NEOs reflect the following adjustments to the values included in column (b) and column (f), respectively.

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PEO		2024 For First PEO	2024 For Second PEO
Summary Compensation Table ("SCT") Total for PEO (column (b))		$1,928,155	$354,411
-	aggregate change in actuarial present value of pension benefits
+	service cost of pension benefits
+	prior service cost of pension benefits
-	SCT “Stock Awards” column value	$(187,500)	$—
-	SCT “Option Awards” column value	$(887,508)	$—
+	year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$—	$—
[+/-]	year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$—	$—
+	vesting date fair value of equity awards granted and vested in the covered year	$—	$—
[+/-]	year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	$115,879	$—
-	fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$(2,358,621)	$—
+	dollar value of dividends/earnings paid on equity awards in the covered year
+	excess fair value for equity award modifications
Compensation Actually Paid to PEO (column (c))		$(1,389,595)	$354,411

Average for Non-PEO NEOs		2024
Average SCT Total for Non-PEO NEOs (column (d))		$1,580,810
-	aggregate change in actuarial present value of pension benefits
+	service cost of pension benefits
+	prior service cost of pension benefits
-	SCT “Stock Awards” column value	$(88,969)
-	SCT “Option Awards” column value	$(726,358)
+	year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$492,903
[+/-]	year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$(209,999)
+	vesting date fair value of equity awards granted and vested in the covered year
[+/-]	year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	$149,352
-	fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year
+	dollar value of dividends/earnings paid on equity awards in the covered year
+	excess fair value for equity award modifications
	Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$1,197,739
(5)For each of 2024, 2023, 2022, 2021 and 2020, total shareholder return for the Company and the peer group represents the dollar value as of December 31, 2024, 2023, 2022, 2021 and 2020, of a deemed fixed investment of $100 at market close on December 31, 2019, assuming reinvestment of dividends. The Peer Group TSR set forth in this table utilizes the S&P Retail Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024.

Tabular List of Financial Performance Measures
The following table lists the financial performance measures that we believe represent the most important financial performance measures used to link compensation actually paid to our NEOs for 2024 to Company performance.

Most Important Performance Measures (3 to 7 metrics w/o ranking)
Net Sales
Gross Profit
Gross Margin
Adjusted Operating Income

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Pay Versus Performance Relationship Descriptions
The following graphical comparisons illustrate the relationships for each of 2024. 2023, 2022, 2021 and 2020 of the compensation actually paid to the PEOs and the average compensation actually paid to our non-PEO NEOs to (i) Global Industrial TSR and the Peer Group TSR, (ii) Net Income and (iii) Adjusted Operating Income, the performance measures set forth in columns (f), (h) and (i) of the Pay Versus Performance table.

Relationship Between CAP and TSR
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP, Global Industrial TSR and Peer Group TSR.

Relationship Between Compensation Actually Paid and Global Industrial TSR and Peer Group TSR
CAP to PEO
Avg. CAP to Non-PEO NEOs
Global Industrial TSR
Peer Group TSR
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
2020
2021
2022
2023
2024

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Relationship Between CAP and Net Income
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP and the Company's Net Income for the last five completed fiscal years.

Relationship Between Compensation Actually Paid and Global Industrial Net Income
CAP to PEO
Avg. CAP to Non-PEO NEOs
Net Income
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
2020
2021
2022
2023
2024

Relationship Between CAP and Company Selected Measure, Adjusted Operating Income
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP and Adjusted Operating Income for the last five completed fiscal years.

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Proposal No. 2 – Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2025
The Audit Committee of the Board is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditor and approves the audit engagement letter with Ernst & Young LLP and its audit fees. The Audit Committee has appointed Ernst & Young LLP as the Company's independent auditor for fiscal year 2025 and believes that the continued retention of Ernst & Young LLP as our independent auditor is in the best interest of Global Industrial and our stockholders.

While not required by law, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2025 at the Annual Meeting as a matter of good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will consider whether it is appropriate to appoint another audit firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different audit firm at any time during the fiscal year if it determines that such a change would be in the best interest of Global Industrial and our stockholders.
We expect representatives of Ernst & Young LLP to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Fees Paid to our Independent Auditor
The following table sets forth the fees billed to us by Ernst & Young LLP for services in fiscal year 2024 and 2023, all of which were pre-approved by the Audit Committee:

Fee Category	2024 ($)	2023 ($)
Audit fees(1)	1,623,266	1,550,000
Audit-related fees(2)	607,721	0
Tax fees(3)	0	0
All other fees(4)	0	0
Total	2,230,987	1,550,000

(1)In accordance with the SEC’s definitions and rules, “audit fees” are fees that were billed to Global Industrial by Ernst & Young LLP for the audit of our annual financial statements, to be included in the Form 10-K, and review of financial statements included in the Form 10-Qs; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting, including services in connection with assisting Global Industrial in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.
(3)Ernst & Young LLP did not provide any professional services for tax compliance, planning or advice in 2024 or 2023.
(4)Consists of fees billed for other professional services rendered to the Company.

Audit Committee Pre-Approval Policy
The Audit Committee is responsible for approving every engagement of Global Industrial’s independent auditor to perform audit or non-audit services on behalf of Global Industrial or any of its subsidiaries before such auditors can be engaged to provide those services. The Audit Committee does not delegate its pre-approval authority. The Audit Committee is not permitted to engage the independent auditor to perform any non-audit services proscribed by law or regulation. The Audit Committee has reviewed the services provided to Global Industrial by Ernst & Young LLP and believes that the non-audit/review services it has provided are compatible with maintaining the auditor’s independence.

The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2025.

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Report of the Audit Committee
The Audit Committee of the Board operates under its charter, which was originally adopted by the Board in 2000, is reviewed annually, and was most recently revised in February 2025. As set forth in its charter, the Audit Committee’s job is one of oversight. Management is responsible for Global Industrial’s financial statements, internal accounting and financial controls, the financial reporting process, the internal audit function and compliance with our policies and legal requirements. Our independent auditors are responsible for performing independent audits of our consolidated financial statements and the effectiveness of our internal controls in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuance of reports thereon; they also perform limited reviews of our unaudited quarterly financial statements.

The Audit Committee’s responsibility is to engage the independent registered public accountants, monitor and oversee these accounting, financial and audit processes and report its findings to the full Board. It also investigates matters related to our financial statements and controls as it deems appropriate. In the performance of these oversight functions, the members of the Audit Committee rely upon the information, opinions, reports and statements presented to them by Global Industrial management and by the independent registered public accountants, as well as by other experts that the Audit Committee hires.
The Audit Committee met with our independent auditors to review and discuss the overall scope and plans for the audit of our consolidated financial statements for the year ended December 31, 2024. The Audit Committee has considered and discussed with management and the independent auditors (both alone and with management present) the audited financial statements as well as the independent auditors’ evaluation of our internal controls and the overall quality of our financial reporting.
Management represented to the Audit Committee that our consolidated financial statements for fiscal year 2024 were prepared in accordance with U.S. generally accepted accounting principles. In connection with these responsibilities, the Audit Committee met with management and Ernst & Young LLP to review and discuss the December 31, 2024 audited consolidated financial statements. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee also received written disclosures and the letter from Ernst & Young LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with Ernst & Young LLP the firm’s independence.
Based on the review of the representations of management, the discussions with management and the independent registered public accountants and the review of the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, to the Committee, the Audit Committee recommended to the Board that the financial statements of Global Industrial for fiscal year 2024 as audited by Ernst & Young LLP be included in Global Industrial’s Annual Report on Form 10-K filed with the SEC.
Submitted by the Audit Committee of the Board,
Chad M. Lindbloom (Chairman)
Gary S. Michel
Paul S. Pearlman
Robert D. Rosenthal

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Proposal No. 3 – Advisory (Non-Binding) Vote on the Compensation of the Company's Named Executive Officers
Section 14A of the Exchange Act and the related rules of the SEC require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is commonly referred to as Say-on-Pay.

As described in the section, “Compensation Discussion and Analysis,” we seek to closely align the interests of our NEOs with the interests of our stockholders. We align our executive compensation with stockholder returns by providing a significant portion of our NEOs' compensation in the form of at-risk awards tied to our short- and long-term strategy and measurable performance. In addition, a portion of our executives’ compensation is given in the form of equity that vests ratably over several years to encourage retention and further reinforce stockholder alignment.

The vote on this resolution is not intended to address any specific element of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee.

Although non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, rather than every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. At our 2024 annual meeting, our stockholders provided a clear endorsement of the Company’s pay for performance alignment, with approximately 96.3% voting in favor of our executive compensation.

The Board of Directors endorses the Company's executive compensation program and recommends that the stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED”, on an advisory, non-binding basis."

The Board of Directors unanimously recommends a vote "FOR" the advisory (non-binding) approval of the compensation of the Company's named executive officers.

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Security Ownership Information
The following table provides certain information regarding the beneficial ownership of Global Industrial common stock as of April 10, 2025, by:
•our directors;
•our named executive officers set forth in the Summary Compensation Table on page 41 of this Proxy Statement;
•all current executive officers and directors as a group; and
•each person known by us to own beneficially more than 5% of our outstanding common stock.

A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power in 60 days. Investment power means the power to direct the sale or other disposition of the shares. Except as otherwise described in the notes below, information on the number of shares beneficially owned is as of April 10, 2025, and the listed beneficial owners have sole voting and investment power. A total of 38,361,103 shares of our common stock were outstanding as of April 10, 2025.
The address for each beneficial owner, unless otherwise noted, is c/o Global Industrial Company, 11 Harbor Park Drive, Port Washington, NY 11050.
Security Ownership of Directors and Management

Name of Beneficial Owner	Shares of Common Stock(1)	Restricted Stock Units vesting within 60 days (2)	Stock Options currently exercisable or becoming exercisable within 60 days	Percent of Common Stock(3)
Richard B. Leeds(4)	15,072,336	-	-	39.29%
Bruce Leeds(5)	12,827,966	-	-	33.44%
Robert Leeds(6)	15,684,244	-	-	40.89%
Anesa T. Chaibi	-	-	-	*
Chad M. Lindbloom	7,799	2,041	-	*
Gary S. Michel	-	-	-	*
Paul S. Pearlman	8,227	2,041	-	*
Robert D. Rosenthal	78,038	2,041	10,000	*
Thomas Clark	33,422	-	75,784	*
Claudia Hughes	8,262	-	14,174	*
Manoj Shetty	11,423	-	49,709	*
Adina G. Storch	5,828	-	14,623	*
All of our current directors and executive officers (16 persons)	24,625,540	6,123	154,290	64.19%

(1)     Amounts listed in this column may include shares held in partnerships or trusts that are counted in more than one individual’s total.
(2) In computing the percentage of shares owned by each person and by the group, these restricted stock units and stock options, as applicable, were added to the total number of outstanding shares of common stock for the percentage calculation.
(3) An asterisk (*) indicates less than 1%.
(4) Includes 23,675 shares owned by Mr. Richard B.Leeds individually; 1,600,000 owned by the Richard Leeds 2024 GRAT; an aggregate of 12,833,014 shares owned by trusts for the benefit of reporting person's family members for which Mr. Richard B. Leeds acts as a trustee or co-trustee, 139,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Richard B. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Richard B. Leeds and two other members; 235,850 shares owned by GML Partners LP, of which a limited liability company controlled by Mr. Richard B. Leeds is a general partner; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Richard B. Leeds and two other members.
(5) Includes 2,500,000 owned by the Bruce Leeds 2024 GRAT; 3,740 shares owned by the Bruce Leeds Declaration of Trust, a trust for the benefit of Mr. Bruce Leeds and of which Mr. Bruce Leeds is the trustee; an aggregate of 9,944,429 shares owned by trusts for the benefit of Mr. Bruce Leeds’ family members for which Mr. Bruce Leeds acts as trustee or co-trustee; 139,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Bruce Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Bruce Leeds and two other members; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Bruce Leeds and two other members.
(6) Includes 1,100,000 owned by the Robert Leeds 2024 GRAT; 32,190 shares owned by the Robert Leeds Declaration Of Trust, a trust for the benefit of Mr. Robert Leeds and of which Mr. Robert Leeds is the trustee; an aggregate of 14,172,257 shares owned by trusts for the benefit of Mr. Robert Leeds’ family for which Mr. Robert Leeds acts as trustee or co-trustee: 139,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Robert Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Robert Leeds and two other members; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Robert Leeds and two other members.

58 | Global Industrial Company 2025 Proxy Statement

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Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Shares of Common Stock	Percent of Common Stock
FMR LLC Abigail P. Johnson1) 245 Summer Street Boston, Massachusetts 02210	3,186,571.91	8.3%

(1)Based on information supplied by FMR LLC (“FMR”) and Abigail P. Johnson in a Schedule 13G/A filed with the SEC on February 12, 2025. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. The filing states that it reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR, certain of its subsidiaries and affiliates, and other companies (collectively, the "FMR Reporters"). The filing states that it does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with Securities and Exchange Commission Release No. 3439538 (January 12, 1998). Such filing states that FMR has sole voting power over the shares listed in the table above and sole dispositive power, along with Abigial P. Johnson, over the shares listed in the table.

Global Industrial Company 2025 Proxy Statement | 59

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Equity Compensation Plans
This table contains information as of December 31, 2024 about Global Industrial's equity compensation plans, all of which have been approved by Global Industrial's stockholders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	489,383	$28.32	6,767,717
Equity compensation plans not approved by stockholders	-	-	-
Total	489,383	$28.32	6,767,717

60 | Global Industrial Company 2025 Proxy Statement

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Certain Relationships and Related Transactions
Related Party Transaction Policy
Our written corporate approval policy requires transactions with related persons, to be reviewed and approved or ratified by the following persons on an escalating basis:
✓ our General Counsel,
✓ our CFO,
✓ our CEO and
✓ our Nominating/Corporate Governance Committee.
In this regard, all such transactions are first discussed with the CFO and are submitted to the General Counsel’s office, including for an initial determination of whether such further related person transaction review is required.
We utilize the definition of related persons under applicable SEC rules, defined as any executive officer, director or nominee for director of Global Industrial, any beneficial owner of more than 5% of the outstanding shares of our common stock, or any immediate family member of any such person.
In reviewing these transactions, we strive to assure that the terms of any agreement between Global Industrial and a related party is at arm’s length, fair and at least as beneficial to Global Industrial as could be obtained from third parties.
The Nominating/Corporate Governance Committee, in its discretion, may consult with third-party appraisers, valuation advisors or brokers to make such determination.
Related Party Transactions
Lease. On December 14, 2016, Global Equipment Company Inc., a wholly owned indirect subsidiary of Global Industrial entered into an amended and restated lease (the “Lease”) for its Port Washington, NY headquarters (the “Headquarters”). Global Industrial has leased the Headquarters since September 1988 from an entity owned by Messrs. Richard, Bruce and Robert Leeds, directors and officers of, and together with their respective affiliated entities majority stockholders of, Global Industrial (the “Landlord”). The Lease has an initial term of ten years, with two option periods to extend the lease for additional periods of five years under each option and provides that it is intended to be a “triple net” lease with Global Equipment Company Inc. to pay, or reimburse Landlord for paying, all costs and operating expenses, including taxes, insurance and maintenance expenses, associated with the Lease and the Headquarters. The Lease was reviewed and approved in accordance with the corporate approval policy noted above for related party transactions. Lease payments totaled $1,166,216 for fiscal year 2024.
Stockholders Agreement. Certain members of the Leeds family (including Messrs. Richard, Bruce and Robert Leeds) and family trusts of Messrs. Richard, Bruce and Robert Leeds entered into a stockholders agreement pursuant to which the parties agreed to vote in favor of the nominees for the Board designated by the holders of a majority of the shares held by such stockholders at the time of our initial public offering of the shares. In addition, the agreement prohibits the sale of the shares without the consent of the holders of a majority of the shares held by all parties to the agreement, subject to certain exceptions, including sales pursuant to an effective registration statement and sales made in accordance with Rule 144. The agreement also grants certain drag-along rights in the event of the sale of all or a portion of the shares held by holders of a majority of the shares. As of the end of fiscal year 2024, the parties bound to the stockholders agreement beneficially owned 24,795,188 shares subject to such agreement (constituting approximately 64.9% of the shares outstanding).
Pursuant to the stockholders agreement, Global Industrial granted to the parties demand and incidental, or “piggy-back,” registration rights with respect to the shares. The demand registration rights generally provide that the holders of a majority of the shares may require, subject to certain restrictions regarding timing and number of shares that Global Industrial register under the Securities Act all or part of the shares held by such stockholders. Pursuant to the incidental registration rights, Global Industrial is required to notify such stockholders of any proposed registration of any shares under the Securities Act and if requested by any such stockholder to include in such registration any number of shares of shares held by it subject to certain restrictions. Global Industrial has agreed to pay all expenses and indemnify any selling stockholders against certain liabilities, including under the Securities Act, in connection with the registration of shares pursuant to such agreement.
Consulting and Transition Agreement. On August 9, 2024, Global Industrial entered into a six-month consulting and transition agreement with Mr. Litwin under which he receives $10,000 per month.

Global Industrial Company 2025 Proxy Statement | 61

Additional Matters
Solicitation of Proxies
The cost of soliciting proxies for the Annual Meeting will be borne by Global Industrial. In addition to solicitation by mail and over the Internet, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and Global Industrial will reimburse them for expenses in so doing.
Consistent with our voting procedure, directors, officers and other regular employees of Global Industrial, as yet undesignated, may also request the return of proxies by telephone or fax, or in person.
Submitting Stockholder Proposals and Director Nominations for the Next Annual Meeting
Stockholder proposals intended to be included in our proxy statement for our 2026 Annual Meeting (the "2026 Annual Meeting"), including proposals for the nomination of directors, must be received by December 24, 2025 to be considered for the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under Exchange Act.

Stockholders proposals submitted in accordance with our bylaws and applicable law should be mailed to Global Industrial Company, Attention: Investor Relations, 11 Harbor Park Drive, Port Washington, NY 11050.
In addition to satisfying the foregoing requirements and other procedures set forth in our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2026 for the 2026 Annual Meeting. Notice should be addressed to Global Industrial Company, 11 Harbor Park Drive, Port Washington, NY 11050, Attention: Investor Relations.
Other Matters
The Board does not know of any matter other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

Available Information
THIS PROXY STATEMENT AND THE 2024 ANNUAL REPORT WHICH INCLUDES A COPY OF OUR FORM 10-K FOR FISCAL YEAR 2024, ARE AVAILABLE AT www.proxyvote.com OR ON OUR WEBSITE AT www.globalindustrial.com.
We maintain a website at www.globalindustrial.com. We file reports with the SEC and make available free of charge on or through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s website (www.sec.gov). The information on our website or any report we file with, or furnish to, the SEC is not part of this Proxy Statement.
Householding
The Company may elect to send a single copy of its 2024 Annual Report and this Proxy Statement to any household at which two or more stockholders reside, unless one of the stockholders at such address notifies the Company that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Stockholders may request to discontinue or re-start householding, or to request a separate copy of the 2024 Annual Report or this Proxy Statement, as follows:

•     stockholders owning shares through a broker, bank or other holder of record should contact such record holder directly; and
•     stockholders of record should write to the Company at 11 Harbor Park Drive, Port Washington, New York 11050, Attention: Investor Relations. The Company will promptly deliver such materials upon request.

62 | Global Industrial Company 2025 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Annual Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 1, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 1, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it arrives on or before 11:59 P.M. ET on June 1, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V71312-P28692 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

GLOBAL INDUSTRIAL COMPANY

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Richard B. Leeds	05) Chad M. Lindbloom
02) Bruce Leeds	06) Gary S. Michel
03) Robert Leeds	07) Paul S. Pearlman
04) Anesa T. Chaibi	08) Robert D. Rosenthal

The Board of Directors further recommends that you vote FOR the following:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V71313-P28692

GLOBAL INDUSTRIAL COMPANY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JUNE 2, 2025

The stockholder(s) hereby appoint(s) Adina G. Storch, Thomas Axmacher and April Gruder, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLOBAL INDUSTRIAL COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, Eastern Time on June 2, 2025, online at www.virtualshareholdermeeting.com/GIC2025, and any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side